                                 SCHEDULE 14A
                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement              / / Confidential, for Use of the
/X/ Definitive Proxy Statement                   Commission Only
/ / Definitive Additional Materials              (as permitted by Rule
/ / Soliciting Material Pursuant to              14a-6(e)(2))
    Rule 14a-11(c) or Rule 14a-12

                                SOLUTIA INC.
------------------------------------------------------------------------------
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

    /X/ No fee required.

    / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

    (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

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    (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTIONS APPLIES:

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    (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED
PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

------------------------------------------------------------------------------

    (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

------------------------------------------------------------------------------

    (5) TOTAL FEE PAID:

------------------------------------------------------------------------------

    / / Fee paid previously with preliminary materials.

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* THIS PROXY MATERIAL IS SENT TO YOU FOR YOUR INFORMATION AS THE HOLDER OF    *
* SOLUTIA STOCK OPTIONS. YOU ARE NOT ENTITLED, HOWEVER, TO VOTE ANY OPTIONED  *
* SHARES. IF YOU WERE A RECORD HOLDER ON FEBRUARY 23, 1998, AS THE RESULT OF  *
* YOUR HAVING PARTIALLY EXERCISED YOUR OPTIONS, YOU WILL RECEIVE A PROXY CARD *
* FOR THOSE SHARES.                                                           *
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *


        [SOLUTIA LOGO]




        10300 Olive Boulevard
        P.O. Box 66760
        St. Louis, MO 63166-6760

        NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
        WEDNESDAY, APRIL 22, 1998

        Dear Stockholders:

        You are cordially invited to attend Solutia Inc.'s 1998 Annual Meeting of Stockholders to be held at the Westport Playhouse, 600 West Port Plaza, St. Louis, Missouri 63146, on Wednesday, April 22, 1998, beginning at 1:45 p.m., Central Daylight Time. The purpose of the meeting is to:

            1. Elect three directors.

            2. Consider and act upon the Solutia Inc. 1997 Stock-Based
               Incentive Plan.

            3. Consider and act upon the Solutia Inc. Annual Incentive Plan.

            4. Consider and act upon the Solutia Inc. 1998-1999 Long-Term
               Incentive Plan.

            5. Ratify the appointment of Deloitte & Touche LLP as principal independent auditors for the year 1998.

            6. Transact such other business as may properly come before the meeting.

        If you were a stockholder of record at the close of business on February 23, 1998, you may vote by proxy or in person at the annual meeting. Your vote is important. Whether you plan to attend the annual meeting or not, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD and mail it in the enclosed business reply envelope. If you attend the meeting and prefer to vote in person, you may do so even if you have previously returned your proxy card.

        If you wish to attend the annual meeting, you will need to present your admission ticket at the door. Your admission ticket and directions to the annual meeting are printed on the back cover of this proxy statement.

                                             /s/ KARL R. BARNICKOL

                                             KARL R. BARNICKOL
                                             Secretary

        March 11, 1998


                                      TABLE OF CONTENTS
                                                                                     PAGE NO.
                                                                                     --------
        Information About the Annual Meeting..................................          1

        Election of Directors (Proxy Item No. 1)..............................          3

            Structure of the Board............................................          3

            Nominees For a Three-Year Term That Will Expire in 2001...........          3

            Directors Whose Terms Will Expire in 1999.........................          4

            Directors Whose Terms Will Expire in 2000.........................          5

            Board Meetings and Committees.....................................          6

            Compensation of Directors.........................................          7

        Ownership of Company Common Stock.....................................          8

            Ownership by Directors and Executive Officers.....................          8

            Ownership by Others...............................................          9

        Compensation of Executive Officers....................................         10

            Stock Price Performance Graph.....................................         10

            Report of the Executive Compensation and
              Development Committee...........................................         11

            Summary Compensation Table........................................         14

            Option Grants in 1997.............................................         15

            Aggregated Option Exercises in 1997 and
              Option Values on December 31, 1997..............................         17

            Pension Plans.....................................................         17

            Change-of-Control Agreements......................................         18

        Approval of 1997 Stock-Based Incentive Plan (Proxy Item No. 2)........         18

        Approval of Annual and 1998-1999 Long-Term Incentive Plans
          (Proxy Items Nos. 3 and 4)..........................................         21

        Ratification of Independent Auditors (Proxy Item No. 5)...............         23

        Information About Stockholder Proposals...............................         24

        Appendix A--Solutia Inc. Annual Incentive Plan

        Appendix B--Solutia Inc. 1998-1999 Long-Term Incentive Plan

PROXY STATEMENT FOR THE SOLUTIA INC.
1998 ANNUAL MEETING OF STOCKHOLDERS




INFORMATION ABOUT THE ANNUAL MEETING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

We sent you this proxy statement and the enclosed proxy card because Solutia's Board of Directors is soliciting your proxy to vote your shares at the 1998 Annual Meeting of Stockholders. This proxy statement includes information about the issues to be voted upon at the meeting.

On March 11, 1998, we began mailing these proxy materials to all stockholders of record at the close of business on February 23, 1998. On this record date, there were 117,239,994 shares of Solutia common stock outstanding and entitled to vote.

In accordance with Delaware law, a list of stockholders entitled to vote at the annual meeting will be available at the Westport Playhouse on April 22, 1998, and for 10 days prior to the meeting, between the hours of 8:15 a.m. and 4:45 p.m., at Solutia Inc., 10300 Olive Boulevard, St. Louis, Missouri 63141.

HOW MANY VOTES DO I HAVE?

Each share of Solutia common stock that you own entitles you to one vote.

HOW CAN I VOTE MY SHARES?

You can vote on matters presented at the annual meeting in two ways:

     . By Proxy--You can vote by signing, dating, and returning the enclosed proxy card. If you do this, the persons named on the card (your "proxies") will vote your shares in the manner you indicate. You may specify on your proxy card whether your shares should be voted for all, some, or none of the nominees for director and whether your shares should be voted for or against the other proposals. If you sign the card but do not indicate specific choices, your shares will be voted as follows:

         . "FOR" the election of all three nominees for director,

         . "FOR" approval of the Solutia Inc. 1997 Stock-Based Incentive Plan, the Solutia Inc. Annual Incentive Plan, and the Solutia Inc. 1998-1999 Long-Term Incentive Plan, and

         . "FOR" ratification of the appointment of the principal independent auditors for 1998.

        If any other matter is presented, your proxies will vote in accordance with their best judgment. At the time this proxy statement went to press, we knew of no matters that needed to be acted on at the annual meeting other than those discussed in this proxy statement.

        If you wish to give a proxy to someone other than the persons named on the enclosed proxy card, you may strike out the names appearing on the card and write in the name of any other person, sign the proxy, and deliver it to the person whose name has been substituted.

     . In Person--You may come to the annual meeting and cast your vote there. Please bring the admission ticket, which can be found on the back cover of this proxy statement. If your shares are held in the name of your broker, bank, or other nominee and you wish to vote at the annual meeting, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on February 23, 1998, the record date for voting.

MAY I REVOKE MY PROXY?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

     .  Send in another proxy with a later date,

     . Notify Solutia's Secretary in writing before the annual meeting that you have revoked your proxy, or

     .  Vote in person at the annual meeting.

HOW DO I VOTE MY SHARES HELD IN THE COMPANY'S DIVIDEND REINVESTMENT PLAN?

If you are a participant in the Dividend Reinvestment Plan for stockholders of Solutia that is administered by First Chicago Trust Company of New York, your proxy will also serve as an instruction to vote the shares held under this plan in the manner indicated on the proxy. If your proxy is not received, your shares held in the Dividend Reinvestment Plan will not be voted.

HOW DO I VOTE MY SOLUTIA COMMON STOCK HELD IN SIP?

If you are both a registered stockholder of the company and a participant in either the Solutia Inc. Savings and Investment Plan or the Monsanto Savings and Investment Plan, you will receive a single proxy card that covers shares of Solutia common stock credited to your plan account as well as shares of record registered in exactly the same name. Accordingly, your proxy card also serves as a voting instruction for the trustee of the plan in which you are a participant. If your plan account is not carried in exactly the same name as your shares of record, you will receive separate proxy cards for individual and plan holdings. If you own shares through one of these plans and you do not return your proxy card by Friday, April 17, 1998, the trustee will vote your shares in the same proportion as the shares that are voted by the other participants in the plan. The trustee will also vote unallocated shares of Solutia common stock held in the plan in direct proportion to the voting of allocated shares in the plan as to which voting instructions have been received unless to do so would be inconsistent with the trustee's duties.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Election of Three Directors       The three directors who receive the most votes will be elected. If you
(Proxy Item No. 1)                do not vote for a particular nominee, or you indicate "withhold authority to vote" for a particular nominee on your proxy card, your vote will not count either "for" or "against" the nominee.

Approval of Incentive Plans       The affirmative vote of a majority of the shares present in person or by
(Proxy Items Nos. 2, 3, and 4)    proxy at the annual meeting is required to approve each of these plans.
                                  If you "abstain" from voting, it has the same effect as if you voted
                                  "against" these proposals.

Ratification of Appointment       The affirmative vote of a majority of the shares present in person or by
of Independent Auditors           proxy at the annual meeting is required to ratify the appointment of the
(Proxy Item No. 5)                principal independent auditors for 1998. If you "abstain" from voting, it has the same effect as if you voted "against" this proposal.

Please note the following:

Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because the brokers do not have discretionary voting authority under the rules of the New York Stock Exchange and have not received instructions on how to vote on these proposals ("broker non-votes") have the same effect as a vote against these proposals.

WHAT ARE THE COSTS OF SOLICITING THESE PROXIES?

The company is paying to prepare, print, and mail this proxy material. We will also pay the cost of soliciting proxies, if necessary. We will reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for reasonable expenses incurred in forwarding proxy materials to beneficial owners and obtaining their instructions. The company has engaged Georgeson & Co., a proxy solicitation firm, to assist by mail or telephone, in person, or otherwise, in the solicitation of proxies. We expect Georgeson's fee to be approximately $15,000 plus out-of-pocket expenses. A few regular officers and employees of the company may also participate in the solicitation, without additional compensation.

HOW CAN I GAIN ADMITTANCE TO THE ANNUAL MEETING?

If you plan to attend the annual meeting, you will need to bring your admission ticket. Stockholders who do not have admission tickets will be admitted upon verification of ownership at the door. You will find an admission ticket and directions to the Westport Playhouse on the back cover of this proxy statement.

ELECTION OF DIRECTORS (PROXY ITEM NO. 1)



STRUCTURE OF THE BOARD

Our Board of Directors is divided into three classes. Directors for each class are elected at the annual meeting of stockholders held in the year in which the term for their class expires.

The terms of three directors will expire at the 1998 Annual Meeting. Directors nominated for election at the 1998 Annual Meeting would hold office for a three-year term that will expire at the annual meeting in 2001 (or until their respective successors are elected and qualified, or until their earlier death, resignation, or removal). All of the nominees are now directors of the company. They were previously elected by Monsanto Company, acting as sole stockholder of the company, prior to the spinoff of the company from Monsanto Company on September 1, 1997.

If a nominee is unavailable for election, the persons named in the proxy will vote for another nominee proposed by the Board or, as an alternative, the Board may reduce the number of directors to be elected at the meeting. The Board is not aware that any nominee named in this proxy statement will be unwilling or unable to serve as a director.

Other directors are not up for election this year and will continue in office for the remainder of their terms or until their earlier death, resignation, or removal.



NOMINEES FOR A THREE-YEAR TERM THAT WILL EXPIRE IN 2001

JOHN C. HUNTER III        PRINCIPAL OCCUPATION: PRESIDENT AND CHIEF OPERATING OFFICER, SOLUTIA INC.
                          FIRST BECAME DIRECTOR: 1997
                          AGE: 51

                          Mr. Hunter has been President and Chief Operating Officer of Solutia Inc. since 1997. From
                          1995 to 1997, he was President of the Fibers Business Unit of Monsanto Company. From 1993 to
                          1995, he served as Vice President and General Manager of the Fibers Division and Asia-Pacific
       [PHOTO]            region of the Chemical Group of Monsanto Company. From 1989 to 1993, Mr. Hunter was President
                          and General Manager, Asia-Pacific of Monsanto Chemical Company, a unit of Monsanto Company.
                          Mr. Hunter is a Director of Advanced Elastomer Systems, L.P.  He is also on the board of directors of Missouri Baptist Hospital.

                                          3

WILLIAM D. RUCKELSHAUS    PRINCIPAL OCCUPATION: CHAIRMAN, BROWNING-FERRIS INDUSTRIES, INC.
                          FIRST BECAME DIRECTOR: 1997
                          AGE: 65

                          Mr. Ruckelshaus has been Chairman of Browning-Ferris Industries, Inc. since 1995. He has been a Principal of Madrona Investment Group L.L.C. since 1996. From 1988 to 1995, Mr. Ruckelshaus was Chairman and Chief Executive Officer of Browning-Ferris Industries, Inc. He was Of
      [PHOTO]             Counsel to Perkins Coie from 1985 to 1988. He served as Administrator of the Environmental
                          Protection Agency from 1983 to 1985. Mr. Ruckelshaus is a Director of Browning-Ferris
                          Industries, Inc.; Coinstar, Inc.; Cummins Engine Co., Inc.; Gargoyles Inc.; Monsanto Company;
                          Nordstrom, Inc.; and Weyerhaeuser Company.

JOHN B. SLAUGHTER         PRINCIPAL OCCUPATION: PRESIDENT, OCCIDENTAL COLLEGE
                          FIRST BECAME DIRECTOR: 1997
                          AGE: 63

                          Dr. Slaughter has been President of Occidental College since 1988. He was a Director of the
                          National Science Foundation from 1980 to 1982. Dr. Slaughter is a Director of Atlantic
                          Richfield Company, Avery Dennison Corporation, International Business Machines Corporation,
       [PHOTO]            and Northrop Grumman Corp. He is a member of the American Academy of Arts and Sciences and the National Academy of Engineering. He is also a Fellow of the American Association for the
                          Advancement of Science and the Institute of Electrical and Electronic Engineers.

     -------------------------------------------------------------------
       YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THESE NOMINEES.
     -------------------------------------------------------------------


DIRECTORS WHOSE TERMS WILL EXPIRE IN 1999

JOAN T. BOK               PRINCIPAL OCCUPATION: CHAIRMAN OF THE BOARD, NEW ENGLAND ELECTRIC SYSTEM
                          FIRST BECAME DIRECTOR: 1997
                          AGE: 68

                          Mrs. Bok has been Chairman of the Board of the New England Electric System since 1984. She is a Director of Avery Dennison Corporation, John Hancock Mutual Life Insurance Company, and the
                          New England Electric System. Mrs. Bok is a Trustee of the National Osteoporosis Foundation,
       [PHOTO]            the Woods Hole Oceanographic Institution, the Worcester Foundation for Biomedical Research,
                          and The Urban Institute.

                                          4

HOWARD M. LOVE            PRINCIPAL OCCUPATION: RETIRED CHIEF EXECUTIVE OFFICER, NATIONAL INTERGROUP, INC.
                          FIRST BECAME DIRECTOR: 1997
                          AGE: 67

                          Mr. Love was Chief Executive Officer of National Intergroup, Inc. from 1981 to 1991 and has been Honorary Chairman of National Steel Corporation, formerly a subsidiary of National
                          Intergroup, Inc., since 1990. He served as Chairman and Chief Executive Officer of National
       [PHOTO]            Steel Corporation from 1984 to 1990. Mr. Love is a Director of AEA Investors and a member of
                          The Business Council. He is also a Trustee of the University of Pittsburgh.


ROBERT G. POTTER          PRINCIPAL OCCUPATION: CHAIRMAN AND CHIEF EXECUTIVE OFFICER, SOLUTIA INC.
                          FIRST BECAME DIRECTOR: 1997
                          AGE: 58

                          Mr. Potter has been Chairman and Chief Executive Officer of Solutia Inc. since 1997. He served as chief executive of the chemical businesses of Monsanto Company from 1986 to 1997.
                          He was also an Executive Vice President of Monsanto Company from 1990 to 1997 and an Advisory
       [PHOTO]            Director of Monsanto Company from 1986 to 1997. Mr. Potter is a Director of both Southdown
                          Inc. and Stepan Company.

DIRECTORS WHOSE TERMS WILL EXPIRE IN 2000

ROBERT T. BLAKELY         PRINCIPAL OCCUPATION: EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, TENNECO INC.
                          FIRST BECAME DIRECTOR: 1997
                          AGE: 56

                          Mr. Blakely has been Chief Financial Officer of Tenneco Inc. since 1981 and Executive Vice
                          President since 1996. He is a Director of the New York City Ballet, the Manhattan and Bronx
                          Council of the Boy Scouts of America, and the United Way of Greenwich. He is also a Trustee
       [PHOTO]            of Cornell University.

PAUL H. HATFIELD          PRINCIPAL OCCUPATION: PRINCIPAL, HATFIELD CAPITAL GROUP
                          FIRST BECAME DIRECTOR: 1997
                          AGE: 62

                          Mr. Hatfield has been a Principal of Hatfield Capital Group since 1997. He was Chairman of the Board, President, and Chief Executive Officer of Petrolite Corporation from 1995 to 1997.
                          Before that he was Vice President of Ralston Purina Co. and Chief Executive Officer of
       [PHOTO]            Protein Technologies International, Inc., a subsidiary of Ralston Purina Co., from 1977 to
                          1995. Mr. Hatfield is a Director of DEKALB Genetics Corporation and Penford Corporation.

                                          5

ROBERT H. JENKINS         PRINCIPAL OCCUPATION: CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER, SUNDSTRAND
                            CORPORATION
                          FIRST BECAME DIRECTOR: 1997
                          AGE: 55

                          Mr. Jenkins has been Chairman of the Board and Chief Executive Officer of Sundstrand
                          Corporation since 1997. He was President and Chief Executive Officer of Sundstrand
                          Corporation from 1995 to 1997 and Executive Vice President of Illinois Tool Works, Inc. from
       [PHOTO]            1990 to 1995. Mr. Jenkins is a Director of both Sundstrand Corporation and AK Steel Holdings
                          Corporation.

FRANK A. METZ, JR.        PRINCIPAL OCCUPATION: RETIRED SENIOR VICE PRESIDENT, FINANCE AND PLANNING, AND CHIEF FINANCIAL
                            OFFICER, INTERNATIONAL BUSINESS MACHINES CORPORATION
                          FIRST BECAME DIRECTOR: 1997
                          AGE: 64

                          Mr. Metz was Senior Vice President, Finance and Planning, and Chief Financial Officer of
       [PHOTO]            International Business Machines Corporation from 1986 to 1993 and Director from 1991 to 1993.
                          Mr. Metz is a Director of Allegheny Energy, Inc. and Norrell Corporation.

BOARD MEETINGS AND COMMITTEES

Our Board of Directors met three times in 1997 following the emergence of Solutia as an independent company on September 1, 1997. In addition to meetings of the full Board, directors attended meetings of Board committees. Each director attended at least 80% of the aggregate Board meetings and meetings of committees of which he or she is a member. A description of each committee and its current membership follows.


Audit and Finance Committee

Members: Mr. Metz, Chairman; Mr. Blakely and Dr. Slaughter

The Audit and Finance Committee, composed of non-employee directors, met three times in 1997. The committee reviews and monitors the company's internal controls, financial reports, and accounting practices as well as the scope and extent of the audits performed by both the independent and internal auditors. The committee also recommends to the full Board the selection of the company's principal independent auditors, and it approves in advance all significant audit and nonaudit services provided by these auditors. The internal and principal independent auditors meet with this committee, with and without management representatives present, to discuss the results of their examination, the adequacy of the company's internal accounting controls, and the quality of the company's financial reporting.

The Audit and Finance Committee also reviews and monitors the company's financial policies, planning, and structure so that they conform to the company's requirements for growth and sound operation.

Executive Compensation and Development Committee

Members: Mr. Love, Chairman; Mr. Hatfield and Mr. Metz

The Executive Compensation and Development Committee, composed of non-employee directors, met twice in 1997. The committee recommends to the Board the establishment and modification of the company's management incentive plans. The committee makes grants and awards under these plans to senior management of the company (including its executive officers) and administers and interprets these plans. The committee has delegated authority to a compensation committee composed of senior managers to make grants and awards under the incentive plans to employees other than senior management. The Executive Compensation and Development Committee also has authority to approve the establishment, modification, and termination of other executive compensation programs and agreements. In addition, the committee reviews plans for executive succession and determines the salaries of the company's senior management (including its executive officers).

Governance Committee

Members: Mr. Ruckelshaus, Chairman; Mrs. Bok, Mr. Jenkins, and Dr. Slaughter

The Governance Committee, composed of non-employee directors, met twice in 1997. The committee serves as a nominating committee to consider candidates for the Board. As such, it approved the slate of director nominees in this proxy statement for submission to the Board. The committee develops internal criteria for the selection of directors. In performing these responsibilities, the committee consults with the Chairman of the Board. The committee will consider candidates for election as director whose nomination is recommended by stockholders. Any stockholder wishing to make such a recommendation should submit the nominee's name, together with the nominee's qualifications and consent to being considered as a nominee, in writing by year-end to the company's Secretary.

The Governance Committee also develops principles and procedures for the Board. It will reevaluate these principles and procedures periodically to ensure that the Board is fulfilling its responsibilities in a manner that effectively serves the interests of the company's stockholders. The Governance Committee also reviews and monitors the company's performance as it affects employees, communities, customers, and the environment.

COMPENSATION OF DIRECTORS

Directors who are Solutia employees do not receive payment for their services as directors.

The following table displays all components of compensation for non-employee directors:

----------------------------------------------------------------------------------------
          Form of Compensation                         Amount of Compensation
----------------------------------------------------------------------------------------
Annual Board Retainer<F*>                                 $50,000
----------------------------------------------------------------------------------------
Annual Retainer for Committee
  Chairman                                                 $5,000
----------------------------------------------------------------------------------------
Committee Attendance Fee
  (each meeting)                                           $1,000
----------------------------------------------------------------------------------------
Initial Option Grant                         option on 8,000 shares of company common
  (upon first election to Board)<F**>          stock
----------------------------------------------------------------------------------------
                                             option on 2,000 shares of company common
Annual Option Grant<F**>                       stock
----------------------------------------------------------------------------------------

<F*>     At least half of the annual retainer is credited to the director's deferred stock account and is paid out in two installments of company common stock following the termination of the director's service on the Board. Each non-employee director may elect to receive the other half of the annual retainer in cash or to defer all or a part into the deferred stock account, an interest-bearing cash account, or both.

<F**>    The exercise price of these non-qualified stock options is equal to the fair market value of the company common stock on the date of the grant. The annual option grant for the first year is prorated if a director is elected at a time other than the date of the annual meeting of stockholders. The stock options become exercisable in three equal installments on the first three anniversaries of the option grant date. The stock options have a term of ten years but terminate two years after a director's Board service ends for any reason, if earlier.

On September 16, 1997, each of the current non-employee directors received an option to purchase 9,334 shares of company common stock, consisting of the initial option grant to purchase 8,000 shares and two-thirds of the annual option grant to purchase 2,000 shares because the period between the director's initial election and the first annual meeting of stockholders is two-thirds of a year.

Non-employee directors do not have a retirement plan nor do they participate in the company's benefit plans. They are, however, covered under the company's business travel accident insurance policy while traveling on the company's business.

Because non-employee directors are required to take at least half of their annual retainer in the form of deferred common stock, they will have an ever increasing stake in the company. Therefore, the Board has not considered it necessary to adopt a stock ownership requirement for non-employee directors.

OWNERSHIP OF COMPANY COMMON STOCK

OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

The following table shows the company common stock owned beneficially by the company's executive officers and directors as of December 31, 1997. In general, "beneficial ownership" includes those shares a person has the power to vote, or the power to transfer, and stock options that are exercisable currently or become exercisable within 60 days. Except as otherwise noted, each person has sole voting and investment power over his or her shares.

-------------------------------------------------------------------------------------------
                                                               Shares
                                                             Underlying
                                             Shares of         Options
                                           Common Stock      Exercisable
                                           Beneficially    Within 60 Days
               Name                       Owned <Fa><Fb>        <Fc>             Total
               ----                       --------------   --------------        -----
-------------------------------------------------------------------------------------------
Karl R. Barnickol                          42,592<Fd>          200,086          242,678
-------------------------------------------------------------------------------------------
Robert T. Blakely                             490                 --                490
-------------------------------------------------------------------------------------------
Joan T. Bok                                 3,081                 --              3,081
-------------------------------------------------------------------------------------------
Robert A. Clausen                          32,623              205,492          238,115
-------------------------------------------------------------------------------------------
Paul H. Hatfield                            1,375                 --              1,375
-------------------------------------------------------------------------------------------
John C. Hunter III                         71,447<Fe>          152,497          223,944
-------------------------------------------------------------------------------------------
Robert H. Jenkins                             975                 --                975
-------------------------------------------------------------------------------------------
Howard M. Love                              4,317<Ff>             --              4,317
-------------------------------------------------------------------------------------------
Frank A. Metz, Jr.                          2,266                 --              2,266
-------------------------------------------------------------------------------------------
Michael E. Miller                          55,826              280,119          335,945
-------------------------------------------------------------------------------------------
Robert G. Potter                          141,683<Fg>          944,930        1,086,613
-------------------------------------------------------------------------------------------
William D. Ruckelshaus                      3,897<Fh>              --             3,897
-------------------------------------------------------------------------------------------
John B. Slaughter                           2,290<Fi>              --             2,290
-------------------------------------------------------------------------------------------
All directors and executive
  officers (19 persons)                   410,287<Fj>        1,954,096        2,364,383
-------------------------------------------------------------------------------------------


<Fa>   The number of shares shown includes shares held indirectly by executive officers under the Solutia Inc. Savings and Investment Plan ("SIP"):
       Mr. Potter, 67,765; Mr. Barnickol, 29,124; Mr. Clausen, 2,493; Mr. Hunter, 23,359; Mr. Miller, 10,969; and directors and executive officers as a group, 164,331. Executive officers have sole discretion over voting shares held under SIP and, within limitations provided by SIP, sole discretion over investment of shares. Shares are voted by the trustees of SIP in accordance with instructions from participants. If the trustees do not receive instructions as to the voting of particular shares, the shares are voted in proportion to instructions actually received from other participants in SIP.

                                          8

<Fb>   The number of shares shown includes deferred shares credited to the account of each non-employee director, as follows: Mr. Blakely, 490 shares; Mrs. Bok, 490 shares; Mr. Hatfield, 975 shares; Mr. Jenkins,
       975 shares; Mr. Love, 490 shares; Mr. Metz, 490 shares; Mr. Ruckelshaus, 975 shares; and Dr. Slaughter, 490 shares. As noted under "Compensation of Directors" on page 7, a minimum of half of a non-employee director's annual retainer is credited to the director's deferred stock account and is paid out in two installments following the termination of the director's service on the Board. The non-employee directors have no current voting or investment power over these deferred shares.

<Fc>   The shares shown represent stock options granted under the company's incentive plans, including stock options resulting from the conversion of Monsanto Company stock options at the time of the spinoff.

<Fd>   The number of shares shown for Mr. Barnickol includes 3,000 shares of company restricted stock received in the spinoff as a dividend on shares of Monsanto restricted stock that Mr. Barnickol held under a Monsanto incentive plan. With respect to these shares, Mr. Barnickol has sole voting power and no current investment power. The number of shares shown for Mr. Barnickol also includes 1,778 shares owned jointly by Mr. Barnickol and his wife.

<Fe>   The number of shares shown for Mr. Hunter includes 33 shares owned by
       Mr. Hunter's son.

<Ff>   The number of shares shown for Mr. Love includes 1,200 shares held in trust in which Mr. Love has an income interest. Mr. Love expressly disclaims beneficial ownership of these shares.

<Fg>   The number of shares shown for Mr. Potter includes 6,520 shares owned by
       Mr. Potter's wife. Mr. Potter expressly disclaims beneficial ownership of these shares. The number of shares shown for Mr. Potter also includes 99 shares owned jointly by Mr. Potter and his wife.

<Fh>   The number of shares shown for Mr. Ruckelshaus includes 300 shares of company restricted stock received in the spinoff by Mr. Ruckelshaus as a dividend on the stock-based portion of his non-employee director annual retainer from Monsanto Company. Mr. Ruckelshaus has sole voting power and no current investment power over these shares. The number of shares shown for Mr. Ruckelshaus also includes 200 shares owned jointly by Mr. Ruckelshaus and his wife.

<Fi>   The number of shares shown for Dr. Slaughter includes 137 shares owned by Dr. Slaughter's wife. Dr. Slaughter expressly disclaims beneficial ownership of these shares.

<Fj>   The number of shares shown for all directors and executive officers as a group includes 90 shares beneficially owned by a member of the household of an executive officer not named above and 2,466 shares over which an executive officer not named above shares investment and voting power.

The percentage of shares of outstanding company common stock beneficially owned by all directors and executive officers as a group is approximately 2.0%. This includes shares owned directly or indirectly and shares underlying options to purchase company common stock that are exercisable within 60 days of December 31, 1997. The percentage of shares beneficially owned by any one director or executive officer does not exceed one percent.

OWNERSHIP BY OTHERS

The following table shows, as of December 31, 1997, all persons or entities that the company knows are "beneficial owners" of more than five percent of company common stock.

                                                 Amount and Nature
                                               of Beneficial Ownership          Percent
     Name and Address of Beneficial Owner      of Company Common Stock          of Class
     ------------------------------------      -----------------------          --------
       Janus Capital Corporation                    13,648,345<Fa>                 11.5%
       and Thomas H. Bailey
       100 Fillmore Street
       Denver, Colorado 80206


<Fa>   The ownership information disclosed above is based on a Schedule 13G report dated February 13, 1998 that Janus Capital Corporation and Thomas H. Bailey filed with the Securities and Exchange Commission. Janus Capital Corporation and Mr. Bailey reported shared voting and dispositive power over all 13,648,345 shares. Janus Capital Corporation and Mr. Bailey disclaim beneficial ownership of these shares.

COMPENSATION OF EXECUTIVE OFFICERS

STOCK PRICE PERFORMANCE GRAPH

The graph below compares the cumulative total return to stockholders (stock price appreciation plus reinvested dividends) on the company's common stock with the cumulative total return on each of three indices: the Standard & Poor's ("S&P") 500 Index, the S&P Chemicals (Diversified) Index, and the S&P Chemicals (Specialty) Index. We have chosen to compare Solutia's performance with that of these two chemicals indices because Solutia has a diversified portfolio of products, including a large number of specialty chemicals. The graph assumes that

     . you invested $100 in the company's common stock and in each of the indices at the closing price on August 20, 1997 (the date on which the company's common stock began trading on the New York Stock Exchange),

     .  all dividends were reinvested, and

     .  you continued to hold your investment through December 31, 1997.


                          TOTAL RETURN TO STOCKHOLDERS

                                    [GRAPH]



                         20-AUG       29-AUG      30-SEP        31-OCT       28-NOV     31-DEC
------------------------------------------------------------------------------------------------
SOLUTIA INC.               100          88           93          103          106          124

S&P 500(R)                 100          96          101           98          102          104

S&P(R) CHEMICALS           100          98           97           97           98           95
(DIVERSIFIED)

S&P(R) CHEMICALS           100          99          101           97          100          105
(SPECIALTY)
------------------------------------------------------------------------------------------------

REPORT OF THE EXECUTIVE COMPENSATION AND DEVELOPMENT COMMITTEE

The Executive Compensation and Development Committee of the Board of Directors (the "Committee") is comprised of three non-employee directors. The Committee establishes compensation policy for the company and administers the compensation program for the company's senior management, including its eleven executive officers and the sixteen other members of the Executive Leadership Team.

Prior to the spinoff of Solutia by Monsanto Company, Solutia's chief executive officer and the other executive officers named in the Summary Compensation Table were employees of Monsanto Company. Excluding the 1997 annual bonus, compensation paid to those individuals for services performed prior to September 1, 1997, the effective date of the spinoff, was determined solely by Monsanto Company.

In anticipation of the spinoff, Solutia engaged the services of a nationally recognized compensation consulting firm to assist in developing the company's overall compensation structure and in determining an appropriate and effective compensation program for the company's executive officers. The consulting firm reviewed historical pay practices for Monsanto's chemical businesses. It also provided information on base salary levels, annual bonus levels, and long-term incentives at a broad group of companies (the "survey group"), which included but was not limited to companies represented in the S&P specialty and diversified chemicals indices. Based on this comparative pay data, the financial parameters that are critical to the achievement of the company's success, and the compensation-related objectives that the Committee wishes to foster, the Committee adopted, following the spinoff, an executive compensation program that it considers appropriate for the company. A description of that program follows.

Policies and Objectives

The Committee's objectives reflected in the company's compensation programs, including its executive compensation program, are to:

     . achieve a successful "one enterprise" culture focused on stockholder value and profitable long-term growth;

     .  recognize business unit and site accomplishments;

     . focus and reward employees based upon the key measures of the company's success: cash management, earnings growth, and stock price increases; and

     .  build an ownership mentality throughout the company.

The key components of the company's executive compensation program are base salary, annual incentive compensation, and long-term incentive compensation. The intention is to maintain base salaries for the executives named in the Summary Compensation Table and other members of the Executive Leadership Team at approximately the 50th percentile of companies of comparable size in the survey group. Annual bonuses are also targeted at about the 50th percentile. Target long-term incentive compensation is pegged at approximately the 75th percentile.

Annual Incentive Program

The annual incentive program for all management level employees provides for awards to be determined shortly after the end of the year being measured. For the 1997 performance year, Monsanto Company established the incentive opportunities prior to the spinoff. This included converting 30% of the anticipated annual cash awards into stock options in February 1997. The vesting of these options was to be determined following the spinoff based on the same factors used in determining the actual cash incentive awards. The factors considered are described below under the subheading "Compensation for 1997."

Beginning with 1998, annual incentive awards for members of the Executive Leadership Team, including the chief executive officer, will be made under the plan described on pages 21-22 (assuming stockholder approval) and will depend principally upon achieving free cash flow and earnings per share targets set at the beginning of the year. The Committee may also consider adjusting the awards based on the executive's personal performance as measured against his or her particular responsibilities.

Long-Term Incentive Program

For the executive officers, including the chief executive officer, and other members of the Executive Leadership Team, the 1998-1999 long-term incentive program has two components: a long-term incentive opportunity based upon cumulative enterprise results for 1998 and 1999 (assuming stockholder approval of the long-term plan described on pages 21-23 below) and a non-qualified stock option grant. Together these two components are intended to result in long-term compensation at the 75th percentile of companies of comparable size in the survey group, assuming performance at target levels.

1998-1999 LONG-TERM INCENTIVE OPPORTUNITY. This opportunity is intended to focus senior management on the financial performance that will be required during the critical post-spinoff period. Awards will be dependent upon achieving cumulative earnings per share and free cash flow targets for 1998 and 1999. These cumulative targets are more aggressive than the earnings per share and free cash flow targets established for the annual incentive plan. Threshold levels of cumulative earnings per share and cumulative free cash flow must be achieved for any awards to be earned. Awards earned will be paid shortly after the two-year performance period. To discourage senior management from focusing solely on the two-year performance period at the expense of the longer term prospects of the company, awards will be paid in the form of restricted stock or performance shares, as described on page 23 below.

STOCK OPTIONS. Stock options were granted in September 1997 to approximately 750 management level employees, including all of the members of the Executive Leadership Team. The options have a ten-year term and an exercise price equal to the fair market value of a share of company common stock on the grant date. The size of the grants was based upon a table constructed to reflect the level of responsibility. The Committee approved this table after considering data from the survey group and the Committee's policy of targeting total long-term compensation at the 75th percentile. To create an immediate sense of ownership in the company, all grants to members of management below the level of the Executive Leadership Team were two and one-half times the normal annual grant called for by the table. Because of the opportunity for stock ownership provided by the long-term incentive opportunity for 1998-1999, stock option grants to members of the Executive Leadership Team were two times the size of the normal annual grant. The next general annual grant will not be made until the fall of 1999.

For members of the Executive Leadership Team, the options granted in September 1997 become exercisable on the earlier of the achievement of four pre-established increases in the fair market value of the company's common stock or on the ninth anniversary of the option grant date. Two of these pre-established increases have already been attained, but a minimum one-year holding period is required for all stock options. Options granted to other management level employees become exercisable in thirds on each of the first three anniversaries of the stock option grant date.

Compensation for 1997

Base salaries for both Mr. Potter and Mr. Hunter remained set at the levels established by Monsanto prior to the spinoff to reflect the new responsibilities that they were assuming with Solutia. The Committee increased the base salaries for the other executive officers named in the Summary Compensation Table to reflect their increased responsibilities and to be competitive with the median base salary paid to individuals in comparable positions at companies of similar size in the survey group.

As noted above, Monsanto determined the annual incentive opportunities for 1997. Shortly after the spinoff, the Committee determined that the primary factor for funding these annual cash incentive opportunities would be the company's net income for the full year and that it could also consider four subjective factors: the degree of difficulty of the spinoff from Monsanto and the quality of results achieved, the impact of the economy on results, the balance struck between short- and long-term goals, and the motivational aspects of the awards.

The Committee awarded Mr. Potter an annual cash incentive award of $1,082,000. It awarded Mr. Hunter an annual cash incentive award of $687,000. Because of the effectiveness of their leadership and the team they assembled, the company handled the extraordinary process of separating itself from Monsanto extremely well and achieved outstanding results for 1997 despite the difficulty and complexity of the separation process. The company achieved net income at a level considered outstanding by the Committee. It is a full year ahead of schedule in reducing its debt burden, and it has established a firm foundation for achieving its long-term goals. Annual incentive awards to the other named executive officers were based on their contributions to these notable achievements.

Pursuant to the Employee Benefits and Compensation Allocation Agreement between Monsanto Company and Solutia, the options granted in February 1997 to employees who became Solutia employees in connection with the spinoff were subsequently converted into options on Solutia common stock. The number and exercise price of the options were adjusted to preserve their economic value at the time of the spinoff. Otherwise, their terms and conditions are the same as those applicable to the original Monsanto options. Based upon the company's net income and the other achievements described above, the Committee determined that 100% of each management level employee's options, including those of the chief executive officer, should become exercisable on March 2, 1998. Thus, all of Mr. Potter's options on Solutia common stock attributable to the February 1997 grant have now become exercisable.

The grant of 240,000 options to Mr. Potter and the grants to the other executive officers named in the Summary Compensation Table in September 1997 were consistent with the description of the September grants set forth above.

Deductibility of Executive Compensation

The Committee intends to comply with the requirements of Section 162(m) of the Internal Revenue Code with respect to options and annual and long-term incentive plans in order to avoid losing the tax deduction for compensation in excess of $1,000,000 paid to one or more of the executive officers named in the Summary Compensation Table. The Committee has been advised by counsel that the three plans submitted for stockholder approval at the 1998 Annual Meeting comply with Section 162(m).

Management Stock Ownership Requirements

Because the Committee and management believe that the financial well-being of senior executives should be linked to the creation of stockholder value, the Committee has implemented stock ownership requirements for all executive officers and other members of the Executive Leadership Team. Stock ownership requirements are as follows: six times base salary for the chief executive officer and the chief operating officer, three times base salary for the chief financial officer, the general counsel, and the chief administrative officer, and two times base salary for all other members of the Executive Leadership Team. These requirements are to be achieved in accordance with the following schedule: 25% by September 1999, 50% by September 2000, and 100% by September 2002. Restricted stock and shares held through the company's 401(k) plan will count toward achievement of these requirements as will shares held by the executive directly or in a trust. Unexercised stock options will not be counted.

EXECUTIVE COMPENSATION AND DEVELOPMENT COMMITTEE

Howard M. Love, Chairman
Paul H. Hatfield
Frank A. Metz, Jr.

SUMMARY COMPENSATION TABLE

----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Long-Term Compensation
                                                                                     ---------------------------------
                                            Annual Compensation                             Awards            Payouts
                             -----------------------------------------------------------------------------------------

        (a)                   (b)           (c)          (d)             (e)           (f)          (g)         (h)         (i)
                                                                        Other                    Securities                 All
                                                                        Annual      Restricted     Under-                  Other
     Name and                                                           Compen-       Stock        lying        LTIP      Compen-
     Principal              Year<F*>       Salary        Bonus          sation        Awards      Options      Payouts     sation
     Position                 <F1>          ($)           ($)           ($)<F2>      ($)<F3>      (#)<F4>      ($)<F5>    ($)<F6>
----------------------------------------------------------------------------------------------------------------------------------

R. G. Potter                  1997        566,667      1,082,000         2,898         -0-         311,692     1,489,537  96,139
Chairman, Chief               1996        500,000        940,000          -0-          -0-         800,000       -0-      54,138
Executive Officer,
and Director
----------------------------------------------------------------------------------------------------------------------------------
K. R. Barnickol               1997        231,250        357,200          -0-          -0-         123,612     121,740    28,618
Senior Vice President,        1996        197,925        207,789          -0-       491,500          -0-         -0-      19,022
General Counsel, and
Secretary
----------------------------------------------------------------------------------------------------------------------------------
R. A. Clausen                 1997        255,000        346,000           600         -0-          76,245     160,563    27,504
Senior Vice President         1996        230,000        307,150          -0-          -0-         250,000       -0-      21,762
and Chief Financial
Officer
----------------------------------------------------------------------------------------------------------------------------------
J. C. Hunter III              1997        391,667        687,000          -0-          -0-         250,117   1,204,893    51,580
President, Chief              1996        250,000        340,000          -0-          -0-         250,000       -0-      28,077
Operating Officer,
and Director
----------------------------------------------------------------------------------------------------------------------------------
M. E. Miller                  1997        263,750        325,000         3,069         -0-         136,789   1,577,168    41,759
Senior Vice                   1996        260,000        362,000          -0-          -0-         250,000       -0-      24,337
President and Chief
Administrative Officer
----------------------------------------------------------------------------------------------------------------------------------


<F*>   The Company is reporting on years 1996 and 1997 only in accordance with applicable regulations of the Securities and Exchange Commission.

<F1>   Excluding the 1997 annual bonus, compensation for 1996 and the first eight months of 1997 was determined solely by Monsanto Company.

<F2>   These figures represent reimbursement for taxes on amounts received in connection with the termination of the Monsanto Employee Benefits Trust. The trust, which was established to provide a means for employees to save for post-retirement medical expenses, was terminated prior to the spinoff.

<F3>   The dollar figure opposite Mr. Barnickol's name for 1996 represents the value of the original award of Monsanto restricted stock made to Mr. Barnickol under a Monsanto Company incentive plan on January 24, 1996. The award provided that the restrictions would lapse as to one-fourth of the shares on the first business day following each of the first four anniversaries of the grant date. On December 31, 1997, Mr. Barnickol held 3,000 shares of Solutia restricted stock received as a dividend on the 15,000 shares of Monsanto restricted stock that Mr. Barnickol held at the time of the spinoff. These shares of Solutia restricted stock had a value of $80,064 on December 31, 1997. In accordance with the original Monsanto Company award, 1,000 of these Solutia restricted shares vested on January 26, 1998, together with 5,000 shares of Monsanto restricted stock. The restrictions on one-half of the remaining shares are scheduled to lapse on January 25, 1999, and the restrictions on the other half on January 25, 2000, in accordance with the terms of the original Monsanto Company award. Dividends are paid on these shares at the same rate as paid to all stockholders. None of the other named executive officers held shares of restricted stock on December 31, 1997.

<F4>   The stock option grants shown for 1997 represent options on Solutia common stock and are described in the footnotes to the table captioned "Option Grants in 1997" on page 15. The stock option grants shown for 1996 represent options on Monsanto common stock. Under the Employee Benefits and Compensation Allocation Agreement between Solutia and Monsanto, these Monsanto stock options were converted, in connection with the spinoff, into two awards: a replacement option on Solutia common stock and an adjusted option on Monsanto common stock, with the two awards preserving the economic value of the original Monsanto

                                          14

       grant at the time of the spinoff. As a result, Mr. Potter's stock options for 1996 were converted into (a) an option on 432,614 shares of Solutia common stock and (b) an option on 667,220 shares of Monsanto common stock. For each of Messrs. Clausen, Hunter, and Miller, the grants were converted into (a) an option on 135,192 shares of Solutia common stock and (b) an option on 208,506 shares of Monsanto common stock.

<F5>   Includes payment in 1997 of (a) awards earned by Messrs. Potter, Hunter, and Miller under Monsanto's 1994-1996 long-term incentive program and
       (b) "banked" amounts and sustained performance adjustments for all of the named executive officers under Monsanto's annual incentive program for the years 1994 through 1996.

<F6>   Amounts shown for 1997 include contributions to thrift/savings plans, and credits in lieu of such contributions on portions of the annual bonus for 1996 deferred at the election of the named executive officer, as follows: Mr. Potter, $69,163; Mr. Barnickol, $19,933; Mr. Clausen, $15,411; Mr. Hunter, $32,886; and Mr. Miller, $28,906; split dollar life insurance premiums, as follows: Mr. Potter, $22,231; Mr. Barnickol, $8,539; Mr. Clausen, $11,067; Mr. Hunter, $18,548; and
       Mr. Miller, $7,861; costs for executive travel accident plans, as follows: Mr. Potter, $146; Mr. Barnickol, $146; Mr. Clausen, $146; Mr. Hunter, $146; and Mr. Miller, $146; and payments by Monsanto in connection with the termination of the Monsanto Employee Benefits Trust, as follows: Mr. Potter, $4,599; Mr. Clausen, $880; and
       Mr. Miller, $4,846.

OPTION GRANTS IN 1997
----------------------------------------------------------------------------------------------------------------------
                                                                                                       Grant
                                         Individual Grants<F1>                                       Date Value
----------------------------------------------------------------------------------------------------------------------

         (a)                         (b)                (c)              (d)            (e)              (f)
                                                     % of Total
                                  Number of           Options
                                  Securities         Granted to
                                  Underlying         Employees in     Exercise or                     Grant Date
                               Options Granted          Fiscal        Base Price      Expiration     Present Value
        Name                      (#)<F2>             Year<F3>        ($/Share)         Date           ($)<F4>
----------------------------------------------------------------------------------------------------------------------
R. G. Potter                     71,692<F5>              0.4           16.390          2/26/07           334,085
                                240,000<F6>              1.4           19.250          9/15/07         1,375,200
----------------------------------------------------------------------------------------------------------------------
K. R. Barnickol                  73,612<F5>              0.4           16.390          2/26/07           343,032
                                 50,000<F6>              0.3           19.250          9/15/07           286,500
----------------------------------------------------------------------------------------------------------------------
 R. A. Clausen                   26,245<F5>              0.1           16.390          2/26/07           122,302
                                 50,000<F6>              0.3           19.250          9/15/07           286,500
----------------------------------------------------------------------------------------------------------------------
 J. C. Hunter III                90,117<F5>              0.5           16.390          2/26/07           419,945
                                160,000<F6>              0.9           19.250          9/15/07           916,800
----------------------------------------------------------------------------------------------------------------------
M. E. Miller                     86,789<F5>              0.5           16.390          2/26/07           404,437
                                 50,000<F6>              0.3           19.250          9/15/07           286,500
----------------------------------------------------------------------------------------------------------------------


<F1>   All company options have a minimum one-year holding period, except in the event of a change of control, and expire ten years from the grant date unless forfeited earlier. All options granted under the company's management incentive plans carry stock tax withholding rights.

<F2>   The numbers shown do not include grants made as the result of the conversion of options on Monsanto common stock granted prior to 1997. These Monsanto options were converted, in connection with the spinoff, into two awards: a replacement option on Solutia common stock and an adjusted option on Monsanto common stock, with the two awards preserving the economic value of the original Monsanto grant at the time of the spinoff. As a result of these conversions, the named executive officers received options on Solutia common stock, as follows: Mr. Potter, options on 944,930 shares at exercise prices ranging from $3.45 to $19.97, and with expiration dates ranging from November 26, 1998 to April 25, 2006; Mr. Barnickol, options on 207,657 shares at exercise prices ranging from $4.18 to $6.90, and with expiration dates ranging from October 24, 1997 to February 24, 2004; Mr. Clausen, options on 205,492 shares at exercise prices ranging from $6.90 to $19.97, and with expiration dates ranging from February 24, 2004 to April 25, 2006; Mr. Hunter, 192,783 shares at exercise prices ranging from $3.86 to $19.97, and with expiration dates ranging from March 27, 1998 to April 25, 2006; and Mr. Miller, 280,119 shares at exercise prices ranging from $5.51 to

                                          15

       $19.97, and with expiration dates ranging from April 30, 2001 to April 25, 2006. All of these options are currently exercisable.

<F3>   Percentages are based upon the total number of (a) options on Solutia common stock granted as replacements for the options on Monsanto common stock that were originally granted during 1997 prior to the spinoff and (b) options on Solutia common stock that were granted after the spinoff under the Solutia Inc. 1997 Stock-Based Incentive Plan.

<F4>   In accordance with rules of the Securities and Exchange Commission, the
       Black-Scholes option pricing model was chosen to estimate the grant date present value of the options set forth in this table. The company's use of this model should not be construed as an endorsement of its accuracy at valuing options. Accordingly, there is no assurance that the value realized by an executive, if any, will be at or near the value estimated by the Black-Scholes model. Future compensation resulting from option grants is based solely on the performance of the company's stock price. The following assumptions were made for purposes of calculating the original grant date present value with respect to the options described in footnote 5 below: an option term of 4.0 years, volatility of 27%, a dividend yield of 0.3%, and a risk-free interest rate of 6.3%. These assumptions relate to the original grant of an option on Monsanto common stock, which was converted to an option on Solutia common stock. The following assumptions were made for purposes of calculating the original grant date present value with respect to the options described in footnote 6 below: an option term of 4.0 years, volatility of 25%, a dividend yield of 0.2%, and a risk-free interest rate of 5.9%.

<F5>   Effective September 1, 1997, options on Monsanto common stock granted to the named executive officers on February 27, 1997, were converted into options on the number of shares of Solutia common stock shown above.
       The conversion was based upon the ratio of the pre-spinoff trading value of Monsanto common stock and the when-issued trading value of Solutia common stock in order to preserve the economic value of the options at the time of spinoff. Thus the number of shares underlying the Monsanto option was multiplied by 2.2532, and the exercise price of the Monsanto option was divided by 2.2532. The options are performance based and become exercisable based upon the attainment of performance criteria specified by the Executive Compensation and Development Committee ("ECDC"). For the reasons described in its report on page 13 above, the ECDC determined in January 1998 that these options, and all other performance options attributable to grants in 1997 prior to the spinoff, should become exercisable with respect to 100% of the underlying shares once the minimum one-year holding period had been met.

<F6>   These options were granted on September 16, 1997 under the Solutia Inc.
       1997 Stock-Based Incentive Plan. The exercise price of $19.25 was the fair market value per underlying share on the grant date. These options become exercisable in accordance with the following schedule:

       -------------------------------------------------------------------------------
           Percentage Increase in Fair Market Value
             of Company Common Stock from Option               Percentage of Option
                         Grant Date                                Exercisable
       -------------------------------------------------------------------------------
                              20                                        25
       -------------------------------------------------------------------------------
                              30                                        50
       -------------------------------------------------------------------------------
                              50                                        75
       -------------------------------------------------------------------------------
                              75                                       100
       -------------------------------------------------------------------------------

       The required increases in fair market value set forth above must be maintained for a period of ten consecutive trading days in order for the respective percentages of the options to become exercisable. In order to avoid variable accounting, these options become exercisable on the ninth anniversary of the option grant date even if the required percentage increases in fair market value have not been achieved.
       The 20% and 30% increases in value have already been achieved, and, accordingly, 50% of each of these option grants will be exercisable as soon as the minimum one-year holding period has been satisfied.

AGGREGATED OPTION EXERCISES IN 1997 AND OPTION VALUES ON DECEMBER 31, 1997

----------------------------------------------------------------------------------------------------------------------------------

      (a)                            (b)                  (c)                      (d)                       (e)
                                                                                 Number of
                                                                                 Securities
                                                                                 Underlying                Value of
                                                                                 Unexercised             Unexercised
                                                                                 Options at              In-the-Money
                                                                                   FY-End             Options at FY-End
                                   Shares                                           (#)                    ($)<F1>
                                 Acquired on                               -----------------------------------------------------
                                  Exercise           Value Realized            Exercisable/             Exercisable/
     Name                           (#)                 ($)<F2>              Unexercisable<F3>        Unexercisable<F3>
----------------------------------------------------------------------------------------------------------------------------------

R. G. Potter
    Solutia Options                  -0-                   -0-               944,930/311,692        15,302,277/2,533,067
    Monsanto Options                 -0-                   -0-                     --                        --
----------------------------------------------------------------------------------------------------------------------------------
K. R. Barnickol
    Solutia Options                 7,571               140,601              200,086/123,612         4,257,983/1,133,788
    Monsanto Options               50,000             1,451,760                    --                        --
----------------------------------------------------------------------------------------------------------------------------------
R. A. Clausen
    Solutia Options                  -0-                   -0-                205,492/76,245           2,766,962/644,535
    Monsanto Options               99,305             2,356,132                    --                        --
----------------------------------------------------------------------------------------------------------------------------------
J. C. Hunter III
    Solutia Options                40,286               702,941              152,497/250,117         1,694,848/2,125,858
    Monsanto Options                8,000               207,168                    --                        --
----------------------------------------------------------------------------------------------------------------------------------
M. E. Miller
    Solutia Options                  -0-                   -0-               280,119/136,789         4,461,211/1,269,894
    Monsanto Options               50,000             1,810,650                    --                        --
----------------------------------------------------------------------------------------------------------------------------------


<F1>   These year-end values represent the difference between (a) the fair market value of the company common stock underlying the options on December 31, 1997 and (b) the exercise prices of the options. "In-the-money" means that the fair market value of the underlying stock is greater than the option's exercise price on the valuation date.

<F2>   The amounts in this column reflect the fair market value of shares received on the exercise date minus the exercise price. Exercise of options on Monsanto common stock are shown only if they occurred prior to September 1, 1997, the effective date of the spinoff.

<F3>   All exercisable options shown as outstanding on December 31, 1997 are options granted as replacement options for a portion of the Monsanto options outstanding on September 1, 1997. See footnote 2 to the table captioned "Option Grants in 1997" on page 15. The value of the adjusted Monsanto options is not reported in this table. All unexercisable options shown as outstanding on December 31, 1997 are options to purchase company common stock and are shown in the "Option Grants in 1997" table on page 15. Named executive officers do not hold any unexercisable adjusted Monsanto options.

PENSION PLANS

The named executive officers are eligible for benefits payable under Solutia's defined benefit pension plans based on their service with Monsanto Company prior to the spinoff and their service with Solutia since the spinoff. Solutia's defined benefit pension plans consist of two accounts: a "Prior Plan Account" and a "Cash Balance Account."

     . The opening balance of the Prior Plan Account was the lump sum value of the executive's December 31, 1996 monthly retirement benefit earned prior to January 1, 1997, under Monsanto Company's defined benefit pension plans, calculated using the assumption that the monthly benefit would be payable at age 55 with no reduction for early payment. The formula used to calculate the opening balance was the greater of 1.4% of average final compensation multiplied by years of service, without reduction for Social Security or other offset amounts, or 1.5% of average final compensation multiplied by years of service, less a 50% Social Security offset. Average final compensation for purposes of determining the opening balance was the greater of (1) average compensation received during the 36 months of employment with Monsanto prior to 1997 or (2) average compensation received during the highest three of the five calendar years of employment with Monsanto prior to 1997. For each year of the executive's continued employment with Solutia (including all of 1997), the executive's Prior Plan Account increases by 4% to recognize that prior plan benefits would have grown as a result of pay increases.

     . For each year during which the executive is employed by Solutia (including all of 1997), 3% of annual compensation in excess of the Social Security wage base and a percentage (based on age) of annual compensation (salary and annual bonus) is credited to the Cash Balance Account. The applicable percentages and age ranges are: 3% before age 30, 4% for ages 30 to 39, 5% for ages 40 to 44, 6% for ages 45 to 49, and 7% for age 50 and over. In addition, the Cash Balance Account of executives who earned benefits under Monsanto Company's defined benefit pension plans before 1997 are credited each year (for up to ten years based on prior years of service with Monsanto Company before
        1997) during which the executive is employed by Solutia (including all of 1997) with an amount equal to a percentage (based on age) of annual compensation. The applicable percentages and age ranges are: 2% before age 30, 3% for ages 30 to 39, 4% for ages 40 to 44, 5% for ages 45 to 49, and 6% for age 50 and over.

The estimated annual benefits payable as a single life annuity beginning at age 65 (assuming that each executive officer remains employed by the company until age 65 and receives 4% annual compensation increases) are as follows: Mr. Potter, $854,718; Mr. Barnickol, $287,973; Mr. Clausen, $427,456; Mr. Hunter, $604,227; and Mr. Miller, $504,965.

CHANGE-OF-CONTROL AGREEMENTS

Each executive officer named in the Summary Compensation Table is a party to a change-of-control employment agreement. These agreements become effective upon a "change of control" of the company (as defined in the agreements). The agreements provide for the continuing employment of the executive after the change of control on terms and conditions no less favorable than those in effect before the change of control. If the executive's employment is terminated by the company without "cause," or if the executive terminates his own employment for "good reason" (each as defined in the change-of-control employment agreement), the executive is entitled to severance benefits equal to three times his annual compensation (including bonus) and continuation of certain benefits for three years (or the shorter number of years until the executive's normal retirement date). In addition, each of these executives is entitled to receive the severance benefits if he voluntarily terminates his own employment during the 30-day period beginning on the first anniversary of certain changes of control. Finally, each of these executives is entitled to an additional payment, if necessary, to make him whole as a result of any excise tax imposed by the Internal Revenue Code on certain change of control payments (unless the safe harbor below which the excise tax is imposed is not exceeded by more than ten percent, in which event the payments will be reduced to avoid the excise tax).

APPROVAL OF 1997 STOCK-BASED INCENTIVE PLAN (PROXY ITEM NO. 2)

We are asking for your approval of the Solutia Inc. 1997 Stock-Based Incentive Plan (the "1997 Plan"). This plan provides to officers and employees of the company and its subsidiaries incentives directly linked to the profitability of the company's businesses and increases in shareholder value. The 1997 Plan is the company's current stock-based incentive plan for management.

REASON FOR SEEKING STOCKHOLDER APPROVAL

The sole purpose for seeking stockholder approval of the 1997 Plan is to secure for the company certain tax deductions. Section 162(m) of the Internal Revenue Code (the "Code") imposes a limitation on the tax deductibility by a corporation of compensation in excess of $1,000,000 paid to any of the executive officers of a publicly traded company whose compensation is required to be disclosed in the Summary Compensation Table of the company's proxy statement. The limitation does not apply to performance-based compensation if certain conditions are met. One of these conditions is stockholder approval.
Monsanto Company approved the 1997 Plan as sole stockholder before Solutia became a public company, and the plan became effective on September 1, 1997, the date of the spinoff of Solutia by Monsanto Company. However, Section 162(m) requires that we submit the 1997 Plan for approval by our public stockholders in order to qualify stock options and certain other awards under the plan as performance based. Your Board of Directors believes that it is important for the company to take all steps reasonably necessary to ensure that the company will be able to take all available tax deductions with respect to compensation resulting from awards under the 1997 Plan.

MATERIAL FEATURES OF THE 1997 PLAN

Certain key provisions of the 1997 Plan are summarized below. Because this is a summary, it may not contain all the information that is important to you. The 1997 Plan was filed as an exhibit to the company's Registration Statement on Form S-1 on September 25, 1997, and, in order to save costs, is not included as an appendix to this proxy statement. We will provide you with a copy of the 1997 Plan without charge if you call us at (314) 674-2822 or write to us at Solutia Inc., G4EM, 10300 Olive Boulevard, P.O. Box 66760, St. Louis, Missouri 63166-6760. Copies will also be available at the annual meeting.

AUTHORIZED SHARES. The 1997 Plan authorizes up to 7,800,000 shares of company common stock for grants of non-qualified and incentive stock options, stock appreciation rights, restricted stock awards, and bonus stock awards. The number of shares authorized may be adjusted for stock dividends, stock splits, reorganizations, recapitalizations, and other similar transactions. Shares subject to awards that are forfeited or terminated will be available again for issuance pursuant to other awards. Shares used may be either newly issued shares or treasury shares or both. As of December 31, 1997, approximately 3,232,275 shares of company common stock remained available for grants under the 1997 Plan.

ADMINISTRATION. The Executive Compensation and Development Committee (the "ECDC") of the company's Board of Directors administers the 1997 Plan. The members of the ECDC are non-employee directors of the company. The ECDC may delegate the administration of the 1997 Plan except as it relates to those officers subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934. With certain exceptions, the full Board of Directors may also exercise authority granted to the ECDC.

ELIGIBLE EMPLOYEES. The ECDC may grant awards under the 1997 Plan to any employee of the company or its subsidiaries or associated companies who is responsible for, or contributes to, the growth and profitability of the company, a subsidiary, or an associated company. In September 1997, approximately 750 management employees received awards. The total number of shares for which awards may be made to any one participant during any calendar year cannot exceed 500,000, as adjusted for any changes in capitalization, such as stock splits.

GRANTS IN 1997. During 1997, non-qualified stock options were granted under the 1997 Plan as follows: Mr. Potter, 240,000 shares; Mr. Barnickol, 50,000 shares; Mr. Clausen, 50,000 shares; Mr. Hunter, 160,000 shares; Mr. Miller, 50,000 shares; all current executive officers as a group, 686,000 shares; and all other employees, 3,879,500 shares. The options granted under the plan to the company's executive officers and certain other senior executives are accelerated performance options described in footnote 6 to the table captioned "Option Grants in 1997" on page 16 above. The options granted to the other management employees are time-based. They become exercisable in thirds, one-third on each of the first three anniversaries of the option grant date. For executive officers and certain other senior executives, the number of shares subject to each grant was two times normal, and for other management employees, two and one-half times normal. The ECDC does not plan to make another general grant of options until the fall of 1999.

STOCK OPTIONS. The ECDC establishes the terms and conditions of the stock options granted under the 1997 Plan, subject to certain limitations set forth in the plan. Under the 1997 Plan, the exercise price of a stock option granted must be no less than the fair market value of the company common stock on the grant date. Subsequent repricing of options to decrease the exercise price is expressly prohibited.

The 1997 Plan provides that the term of any stock option granted under the plan may not exceed ten years and, additionally, may not exceed 12 months following the termination of employment unless the termination is the result of retirement, death, or disability.

Options granted under the 1997 Plan are not transferable except by will or the laws of descent and distribution. Options may be exercised during the participant's lifetime only by the participant or the participant's guardian or legal representative.

Incentive stock options may be granted if they meet the requirements of the Code. The company has not granted, and has no plans to grant, incentive stock options.

The plan provides that, upon receipt of written notice of exercise, the ECDC may elect to cash out all or part of the shares of common stock subject to an option by paying the participant an amount, in cash or common stock, equal to the excess of the fair market value of the common stock on the effective date of the cash-out over the exercise price. The ECDC does not currently intend to make use of this cash-out provision.

U.S. TAX CONSEQUENCES OF STOCK OPTIONS. No taxable income is realized by the participant upon the grant of a non-qualified stock option, and no tax deduction is then available to the company. Upon exercise of the option, the excess of the fair market value of the shares on the date of exercise over the option price will be taxable to the participant and deductible by the company. The tax basis of shares acquired will be the fair market value on the date of exercise. Depending upon whether the shares are held for 12 months or less, more than 12 months but less than or equal to 18 months, or more than 18 months, various tax rates will apply to the individual upon the eventual sale of the shares. The most favorable capital gains rates apply to shares held for more than 18 months.

No taxable income is realized by a participant, and no tax deduction is available to the company, upon either the grant or exercise of an incentive stock option. If a participant holds the shares acquired upon the exercise of an incentive stock option for more than one year after the stock option exercise and more than two years after the date of the option grant (the "holding period"), the difference between the option price and the amount realized upon the sale of the shares will be treated as long-term capital gain or loss and no deduction will be available to the company. If the shares are transferred before the expiration of the holding period, the participant will realize ordinary income, and the company will be entitled to a deduction on a portion of the gain, if any, equal to the difference between the option price and the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition. Any further gain or loss will be taxable as long-term or short-term capital gain or loss depending upon the holding period before disposition.

If stockholders approve the 1997 Plan, the company believes that compensation received by participants on the exercise of non-qualified options, or the disposition of shares acquired upon the exercise of any incentive stock options, will be considered performance-based compensation and thus not subject to the $1,000,000 limit on deductibility of compensation under Section 162(m) of the Code.

Participants are responsible for the payment of all withholding taxes due in connection with the exercise or disposition of a stock option or the vesting of a restricted stock award. Participants may direct the company to withhold shares to be issued on an option exercise or stock award to satisfy the withholding obligation.

STOCK APPRECIATION RIGHTS. The 1997 Plan authorizes the grant of stock appreciation rights in tandem with stock options or, to employees in foreign jurisdictions where the grant of a stock option is impossible or impracticable because of securities or tax laws or other governmental regulations, without relationship to a stock option. The company has no stock appreciation rights currently outstanding under the 1997 Plan.

RESTRICTED AND UNRESTRICTED STOCK. The ECDC may make restricted or unrestricted stock awards. The ECDC may set the terms and conditions of restricted stock awards, including restrictions against sale, transfer, or other disposition, and may make the lapse of such restrictions contingent upon the achievement of performance goals or upon continued employment. The ECDC may determine to withhold payment of dividends pending satisfaction of specified terms and conditions. The ECDC may also determine that cash dividends be deferred and reinvested in additional restricted stock and that dividends payable in common stock be paid in restricted stock. Only one award of restricted shares was made during 1997, and it was to an employee other than an executive officer. The ECDC has discretion to grant restricted stock under the 1997 Plan in connection with awards made under the two incentive plans described below in Proxy Items Nos. 3 and 4.

CHANGE OF CONTROL. Upon a change in control (as defined in the 1997 Plan), any stock option or stock appreciation right that is not then exercisable will become fully exercisable and the restrictions applicable to an award of restricted stock will lapse immediately. During the 60-day period following a change in control, a participant will have the right, in lieu of paying the exercise price for the shares of common stock under an option, to elect to surrender all or part of the option to the company and to receive cash, or in certain circumstances shares of common stock, in an amount equal to the amount by which the change in control price (as defined in the 1997 Plan) exceeds the exercise price per share of the common stock underlying the option.

AMENDMENTS. The company's Board of Directors may amend or discontinue the 1997 Plan at any time. However, the Board may not make any amendment without the approval of the company's stockholders to the extent any law or agreement requires stockholder approval. In addition, no amendment or termination of the plan may, without the participants' consent, adversely affect any awards already made to participants under the plan unless the amendment is required to cause the plan to qualify for any exemption provided by Rule 16b-3 promulgated under the Exchange Act.

ADDITIONAL INFORMATION

The closing price of the company's common stock on February 26, 1998, as reported in The Wall Street Journal, was $28.00.

The affirmative vote of the majority of the shares present in person or represented by proxy at the annual meeting is required for approval of the 1997 Plan. If you do not approve the 1997 Plan, we will not make any further grants or awards under the 1997 Plan to executive officers. The ECDC will investigate the reasons for your rejection and consider an alternate stock-based incentive plan. Outstanding awards under the 1997 Plan are not conditioned upon approval by stockholders and will not be affected by failure to approve the plan.

      ------------------------------------------------------------------
        THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE
                 SOLUTIA INC. 1997 STOCK-BASED INCENTIVE PLAN.
      ------------------------------------------------------------------

APPROVAL OF ANNUAL AND 1998-1999 LONG-TERM INCENTIVE PLANS
(PROXY ITEMS NOS. 3 AND 4)

We are asking for your approval of the Solutia Inc. Annual Incentive Plan (Proxy Item No. 3) and the Solutia Inc. 1998-1999 Long-Term Incentive Plan (Proxy Item No. 4), both of which provide for incentive compensation for members of the company's Executive Leadership Team. Awards under these plans will be determined by the level of achievement of financial and other performance criteria upon which the sustained progress, growth, and profitability of the company depend. Upon recommendation of the Executive Compensation and Development Committee ("ECDC"), the Board of Directors adopted these plans in February 1998 and directed that they be submitted to the stockholders for approval at the annual meeting. Certain key provisions of the plans are summarized below. Because these are summaries, they may not contain all the information that is important to you. The full text of both plans appear as appendices at the end of this proxy statement.

REASON FOR SEEKING STOCKHOLDER APPROVAL

Under Section 162(m) of the Internal Revenue Code ("Code"), approval of the company's stockholders is required to enable the company to obtain a tax deduction for incentives paid under these plans to any of the executive officers named in the Summary Compensation Table whose compensation for the taxable year is in excess of $1,000,000.

MATERIAL FEATURES COMMON TO BOTH PLANS

ELIGIBLE EMPLOYEES. Members of the company's Executive Leadership Team (the company's executive officers and the heads of its business units and enterprise processes) are eligible to receive awards under these plans. There are currently 27 members of the Executive Leadership Team. In addition, the ECDC may elect to designate additional members of senior management as participants in the long-term incentive plan.

ADMINISTRATION. The ECDC administers both of these plans. It is composed of "outside directors" as defined under the Code.

AMENDMENTS. The Board of Directors may modify or terminate the plans at any time.

MATERIAL FEATURES OF ANNUAL INCENTIVE PLAN

PERFORMANCE GOALS AND DETERMINATION OF AWARDS. At the beginning of each year, the ECDC will establish performance goals that must be achieved before any awards may be made. The performance goals may be based on one or more of the following: earnings per share, free cash flow, and net income (each as defined by the ECDC). The ECDC will also establish an objective formula or standard for computing the amount of incentive compensation payable to the participants if the performance goals are attained. The ECDC will have the discretion to reduce (but not increase) the final amount of any award, based on criteria such as individual performance, safety performance, business unit and site accomplishments, the actual level of earnings per share, free cash flow, or net income, or other factors tied to the success of the company or any of its business units.

PAYMENT OF AWARDS. Actual awards will be made by the ECDC following the end of the performance year. A participant may defer receipt of all or any portion of an award. A participant may also elect to receive all or any portion of an award in the form of shares of company common stock that are restricted against sale or other disposition for approximately five years to the extent that the ECDC determines that shares will be made available for this purpose under the 1997 Solutia Inc. Stock-Based Incentive Plan that stockholders are being asked to approve as Proxy Item No. 2 (or any successor plan). The amount of the award received in restricted shares will be 25% greater than the amount would have been if received in cash because of the risk of forfeiture if the executive leaves the company voluntarily (other than as the result of retirement) within approximately five years of receiving the restricted stock.

MAXIMUM AWARD. The maximum value of the award that a participant can receive under this plan for any year is $2,500,000.

PRO FORMA PLAN BENEFITS. The amount of any annual incentive awards that may be made in the future has not been determined. If the Annual Incentive Plan had been in effect for 1997, the amount of the cash awards earned under the plan would have been as follows:

---------------------------------------------------------------------
         Name and Position                            Dollar Value
         -----------------                            ------------
---------------------------------------------------------------------
R. G. Potter
Chairman, Chief Executive Officer,                       960,000
and Director
---------------------------------------------------------------------
K. R. Barnickol
Senior Vice President, General                           275,000
Counsel, and Secretary
---------------------------------------------------------------------
R. A. Clausen
Senior Vice President and                                297,000
Chief Financial Officer
---------------------------------------------------------------------
J. C. Hunter III
President, Chief Operating Officer,                      510,000
and Director
---------------------------------------------------------------------
M. E. Miller
Senior Vice President and Chief                          302,500
Administrative Officer
---------------------------------------------------------------------
Executive Group                                        3,080,000
---------------------------------------------------------------------
Non-Executive Director Group                                -0-
---------------------------------------------------------------------
Non-Executive Officer Employee Group                   1,751,915
---------------------------------------------------------------------

MATERIAL FEATURES OF 1998-1999 LONG-TERM INCENTIVE PLAN

PERFORMANCE GOALS AND DETERMINATION OF AWARDS. Long-term incentive awards will be based upon the same factors and be determined in essentially the same manner as described for annual incentive awards, except that performance goals will be established with respect to the two-year period 1998-1999.

PAYMENT OF AWARDS. Awards will be paid in the form of shares of company common stock that are restricted against sale or other disposition for approximately five years to the extent that sufficient shares are available under the 1997 Solutia Inc. Stock-Based Incentive Plan. To the extent that shares of restricted stock are not available, an award shall be paid in the form of "performance shares" with features that replicate to the extent practicable the terms and conditions of the restricted stock. "Performance shares" means bookkeeping units that (a) entitle a participant to payment in cash from the company at a designated future time based on the value of a share of Solutia common stock and (b) are subject to forfeiture in the event the participant fails to satisfy the criteria for vesting established for the shares by the ECDC at the time of the grant of the performance shares. The restricted stock or performance shares are forfeitable if the participant leaves the company voluntarily (other than as the result of retirement) before the restrictions lapse.

MAXIMUM AWARD. The maximum award that a participant may receive under this plan is $6,000,000 for the two-year period.

PLAN BENEFITS. The benefits or amounts that will be received by participants in the 1998-1999 Long-Term Incentive Plan are not currently determinable, nor are the benefits or amounts that would have been received by participants for 1996-1997 if the plan had been in effect for those years.

ADDITIONAL INFORMATION

The affirmative vote of the majority of the shares present in person or represented by proxy at the annual meeting is required for approval of each of these plans. If you do not approve either or both of these plans, the ECDC will not make awards under the rejected plan or plans. It will investigate the reasons for your rejection and consider alternate incentive plans.

       --------------------------------------------------------------
         THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF
                            THE SOLUTIA INC. ANNUAL
           INCENTIVE PLAN AND "FOR" THE SOLUTIA INC. 1998-1999
                            LONG-TERM INCENTIVE PLAN.
       --------------------------------------------------------------


RATIFICATION OF INDEPENDENT AUDITORS (PROXY ITEM NO. 5)

We are asking you to ratify the Board's appointment of Deloitte & Touche LLP ("Deloitte") as principal independent auditors to examine the consolidated financial statements of the company and its subsidiaries for the year 1998. The Audit and Finance Committee recommended the selection of Deloitte to the Board. Deloitte was originally appointed to act as the company's independent auditors last September when the company became an independent entity. Deloitte is knowledgeable about the company's operations and accounting practices as a result of its past service as independent auditors for Monsanto Company and is well qualified to act as auditor.

Although we are not required to seek your approval of this appointment, the Board believes it to be sound corporate practice to do so. If you do not ratify the appointment of independent auditors, the Audit and Finance Committee will investigate the reasons for your rejection and the Board will reconsider the appointment.

Representatives of Deloitte do not plan to make a formal statement at the annual meeting. However, they will attend the meeting and be available to respond to appropriate questions.

        ---------------------------------------------------------------
          THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION
            OF THE APPOINTMENT OF DELOITTE AS PRINCIPAL INDEPENDENT
                          AUDITORS FOR THE YEAR 1998.
        ---------------------------------------------------------------

INFORMATION ABOUT STOCKHOLDER PROPOSALS

If you wish to submit proposals for possible inclusion in our 1999 proxy materials, we must receive them on or before Wednesday, November 11, 1998. Proposals should be mailed to Solutia Inc., to the attention of Solutia's Secretary, Karl R. Barnickol, 10300 Olive Boulevard, P.O. Box 66760, St. Louis, Missouri 63166-6760.

If you wish to nominate directors and/or propose proper business from the floor for consideration at the 1999 Annual Meeting, under our By-Laws:

     .  You must notify Solutia's Secretary in writing.

     . Your notice must be received at Solutia's world headquarters not earlier than January 22, 1999, and not later than February 21, 1999.

     . Your notice must contain the specific information required in our By-Laws. We will send copies of these requirements to any stockholder who writes to us requesting this information.

Please note that these three requirements apply only to matters that you wish to bring before your fellow stockholders at the 1999 Annual Meeting without submitting them for possible inclusion in our 1999 proxy materials.

                                                KARL R. BARNICKOL
                                                Secretary

March 11, 1998

                                                                     APPENDIX A

                      SOLUTIA INC. ANNUAL INCENTIVE PLAN

    1. PURPOSE. The purpose of the Solutia Inc. Annual Incentive Plan (the "Plan") is to provide members of the Executive Leadership Team of Solutia
Inc. (the "Company") and its affiliates with annual incentive compensation based on the level of achievement of financial and other performance criteria. The Plan is intended to focus the interests of these key employees on the key measures of the Company's success and to reward such employees for achieving such key measures of the Company's success.

    2. DEFINITIONS. As used in the Plan, the following terms shall have the meanings set forth below:

        (a) "Award" shall mean a cash payment (whether paid currently or deferred) or a grant of Restricted Stock for a Performance Year.

        (b) "Board" shall mean the Board of Directors of the Company.

        (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (d) "Common Stock" shall mean common stock, par value $0.01 per share, of the Company.

        (e) "ECDC" shall mean the Executive Compensation and Development Committee of the Board (or any successor committee), which committee shall consist solely of two or more "outside directors" within the meaning of
    Section 162(m) of the Code.

        (f) "Equity Plan" shall mean the Solutia Inc. 1997 Stock-Based Incentive Plan and any successor plan of the Company.

        (g) "Participant" shall mean any member of the Executive Leadership Team who is eligible to participate in accordance with Section 3 of this Plan.

        (h) "Performance Year" shall mean the fiscal year of the Company in which a Participant provides services on account of which the Award is made.

        (i) "Performance Award" shall mean an Award level that may be paid in cash or Restricted Stock if certain performance goals are achieved in the Performance Year.

        (j) "Restricted Stock" shall mean an Award of Common Stock made subject to restrictions in accordance with Section 5 of this Plan.

    3. ELIGIBILITY. Individuals employed by the Company or any of its affiliates in active service during a Performance Year who are members of the Executive Leadership Team at any time during such year are eligible to be Participants under the Plan for such Performance Year and may be considered by the ECDC for an Award.

    4. AWARDS.

       (a) The ECDC shall establish objective performance goals not later than 90 days after the beginning of each Performance Year. The performance goals will be based on one or more of the following business criteria: earnings per share, free cash flow, and net income.

        (b) The ECDC shall also establish the Performance Award payable to a Participant if the performance goals are achieved. The payment of any Award shall be subject to achievement of the performance goals. The ECDC may, in its discretion, reduce the amount of any Award based on such criteria as it shall determine, including, but not limited to, the actual level of earnings per share, free cash flow, and net income, individual performance, safety performance, business unit and site accomplishments, and other factors tied to the success of the Company or any of its business units. Awards shall be paid as soon as practical after the ECDC has certified in writing that the performance goals for the Performance Year have been achieved.

        (c) The ECDC shall have the power to impose such other restrictions on Awards as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for "performance-based compensation" within the meaning of Section 162(m) of the Code, the regulations promulgated thereunder, and any successors thereto, and the Plan shall be interpreted accordingly.

        (d) The maximum amount of the Award to a Participant pursuant to any Performance Award for any Performance Year shall be $2,500,000.

    5. FORM OF PAYMENT. A Participant may elect to receive all or any portion of an Award for a Performance Year in the form of Restricted Stock to the extent that the ECDC determines that shares will be made available for this purpose under the Equity Plan. Restricted Stock will be granted on or after the date on which the ECDC makes the certification required by Section 4(b) hereof but not later than the March 15 next following the last day of the Performance Year. Such an election must be made no later than the date established by the ECDC for such elections for the Performance Year. A Participant shall receive shares of Restricted Stock equal in value to 125 percent of the cash amount of the Award the Participant elects to receive in the form of Restricted Stock. The value of a share of Restricted Stock at the time of grant shall be the average of the daily high and the low trading prices for the Common Stock on the New York Stock Exchange Composite Tape as reported in The Wall Street Journal (or in such other source as the ECDC may select) for each of the three consecutive days on which the New York Stock Exchange was open for trading immediately preceding the date designated by the ECDC as the Restricted Stock grant date. The stock shall be restricted against sale, transfer or other disposition for a period ending on December 31 of the fourth calendar year following the year of the grant and shall be subject to such other terms and conditions as may be determined by the ECDC at the time of the grant. Notwithstanding the foregoing, all restrictions shall lapse in the event of the death, total and permanent disability (as determined by the ECDC), involuntary termination of employment without cause, or retirement (as determined by the ECDC) of a Participant or upon a change in control (as defined in the Equity
Plan).

    6. CASH DEFERRALS. The ECDC may establish procedures pursuant to which Participants are permitted to defer the receipt of Awards paid in cash; provided that any increase in the amount of the cash payable as a result of such an election shall be based on a reasonable rate of interest or on one or more predetermined actual investments, as determined by the ECDC.

    7. OTHER CONDITIONS.

       (a) No person shall have any claim to an Award under the Plan. There is no obligation of uniformity of treatment of Participants under the Plan. Awards under the Plan may not be assigned or alienated.

       (b) Neither the Plan, nor any action taken hereunder, shall be construed as giving to any Participant the right to be retained in the employ of the Company or an affiliate.

       (c) The Company or any affiliate shall have the right to deduct from any Award to be paid under the Plan any federal, state, or local taxes required by law to be withheld with respect to such payment.

    8. PLAN ADMINISTRATION.

       (a) The ECDC shall have full discretionary power to administer and interpret the Plan and to establish rules for its administration. In making any determinations under or referred to in the Plan, the ECDC shall be entitled to rely on opinions, reports, or statements of employees of the Company and its affiliates and of counsel, public accountants, and other professional or expert persons.

       (b) The Plan shall be governed by the laws of the State of Delaware and applicable federal law.

    9. MODIFICATION OR TERMINATION OF PLAN. The Board may modify or terminate the Plan at any time, effective at such date as the Board may determine.

                                                                     APPENDIX B

                SOLUTIA INC. 1998-1999 LONG-TERM INCENTIVE PLAN

    1. PURPOSE. The purpose of the Solutia Inc. 1998-1999 Long-Term Incentive Plan (the "Plan") is to provide members of the Executive Leadership Team, or other designated key employees, of Solutia Inc. (the "Company") and its affiliates with long-term incentive compensation based on the level of achievement of financial and other performance criteria. The Plan is intended to focus the interests of these key employees on the key measures of the Company's success and to reward such employees for achieving such key measures of the Company's success.

    2. DEFINITIONS. As used in the Plan, the following terms shall have the meanings set forth below:

        (a) "Award" shall mean a grant of Restricted Stock or Performance Shares for a Performance Year.

        (b) "Board" shall mean the Board of Directors of the Company.

        (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (d) "Common Stock" shall mean common stock, par value $0.01 per share, of the Company.

        (e) "ECDC" shall mean the Executive Compensation and Development Committee of the Board (or any successor committee), which committee shall consist solely of two or more "outside directors" within the meaning of
    Section 162(m) of the Code.

        (f) "Equity Plan" shall mean the Solutia Inc. 1997 Stock-Based Incentive Plan and any successor plan of the Company.

        (g) "Participant" shall mean any member of the Executive Leadership Team, or any other key employee, who is eligible to participate in accordance with Section 3 of this Plan.

        (h) "Performance Period" shall mean the two-year period ending December 31, 1999.

        (i) "Performance Shares" shall mean an Award of Performance Shares as described in Section 5 of this Plan.

        (j) "Performance Award" shall mean an Award level that may be paid if certain performance goals are achieved in the Performance Period.

        (k) "Restricted Stock" shall mean an Award of Common Stock made subject to restrictions in accordance with Section 5 of this Plan.

    3. ELIGIBILITY. Individuals employed by the Company or any of its affiliates in active service during the Performance Period who are members of the Executive Leadership Team, or other key employees designated by the ECDC, at any time during such period are eligible to be Participants under the Plan for such Performance Period and may be considered by the ECDC for an Award.

    4. AWARDS.

       (a) The ECDC shall establish objective performance goals not later than 90 days after the beginning of the Performance Period. The performance goals will be based on one or more of the following business criteria: earnings per share, free cash flow, and net income.

       (b) The ECDC shall also establish the Performance Award payable to a Participant if the performance goals are achieved. The payment of any Award shall be subject to achievement of the performance goals. The ECDC may, in its discretion, reduce the amount of any Award based on such criteria as it shall determine, including, but not limited to, the actual level of earnings per share, free cash flow, and net income, individual performance, safety performance, business unit and site accomplishments, and other factors tied to the success of the Company or any of its business units. Awards shall be paid as soon as practical after the ECDC has certified in writing that the performance goals for the Performance Period have been achieved.

       (c) The ECDC shall have the power to impose such other restrictions on Awards as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for "performance-based compensation" within the meaning of Section 162(m) of the Code, the regulations promulgated thereunder, and any successors thereto, and the Plan shall be interpreted accordingly.

       (d) The maximum amount of the Restricted Stock or Performance Shares, determined at the time of the grant, payable to a Participant pursuant to the Performance Award for the Performance Period shall be $6,000,000.

    5. FORM OF PAYMENT. An Award shall be paid in the form of shares of Solutia Inc. Restricted Stock, to the extent the ECDC determines that such shares are available under the Equity Plan, as of the date designated by the ECDC following the certification required by Section 4(b) hereof but not later than March 15 next following the last day of the Performance Period. To the extent shares of Restricted Stock are not available, an Award shall be paid in the form of Performance Shares with features that replicate to the extent practicable the terms and conditions of the Restricted Stock. A Participant shall receive shares of Restricted Stock (or Performance Shares) equal in value to the amount of the Award. The value of a share of Restricted Stock (or Performance Share) at the time of grant shall be the average of the high and the low trading prices for the Common Stock on the New York Stock Exchange Composite Tape as reported in The Wall Street Journal (or in such other source as the ECDC may select) for each of the three consecutive days on which the New York Stock Exchange was open for trading immediately preceding the designated grant date. Restricted Stock means shares of Common Stock that are restricted against sale, transfer, or other disposition for a period ending on December 31 of the fourth calendar year following the year of the grant and shall be subject to such other terms and conditions as may be determined by the ECDC at the time of the grant. Notwithstanding the foregoing, all restrictions shall lapse in the event of the death, total and permanent disability (as determined by the ECDC), involuntary termination of employment without cause, or retirement (as determined by the ECDC) of a Participant or upon a change in control (as defined in the Equity Plan). A Performance Share means a bookkeeping unit that entitles a Participant to a payment in cash from the Company at a designated future time based on the value of a share of Common Stock and that is subject to forfeiture in the event the Participant fails to satisfy the criteria for vesting established for such share, all as established by the ECDC at the time of the grant of such Performance Share.

    6. OTHER CONDITIONS.

       (a) No person shall have any claim to an Award under the Plan. There is no obligation of uniformity of treatment of Participants under the Plan. Awards under the Plan may not be assigned or alienated.

       (b) Neither the Plan, nor any action taken hereunder, shall be construed as giving to any Participant the right to be retained in the employ of the Company or an affiliate.

       (c) The Company or any affiliate shall have the right to deduct from any Award to be paid under the Plan any federal, state or local taxes required by law to be withheld with respect to such payment.

    7. PLAN ADMINISTRATION.

       (a) The ECDC shall have full discretionary power to administer and interpret the Plan and to establish rules for its administration. In making any determinations under or referred to in the Plan, the ECDC shall be entitled to rely on opinions, reports or statements of employees of the Company and its affiliates and of counsel, public accountants and other professional or expert persons.

       (b) The Plan shall be governed by the laws of the State of Delaware and applicable federal law.

    8. MODIFICATION OR TERMINATION OF PLAN. The Board may modify or terminate the Plan at any time, effective at such date as the Board may determine.

       DIRECTIONS TO WESTPORT PLAYHOUSE

       FROM LAMBERT INTERNATIONAL AIRPORT:
       Take I-70 West to I-270 South

       FROM DOWNTOWN ST. LOUIS:
       Take Highway 40/I-64 West to I-270 North. From Interstate 270 take Page Ave. East. Stay in right hand lane and exit at the first exit, West Port Plaza Drive. At the first stoplight turn right onto Lackland Rd. Go to the second stoplight and turn right on West Port Plaza Drive. Make a left into the second West Port entrance (Fee Fee Rd.). Garage B will be straight ahead. You may also use the free surface parking lots throughout West Port Plaza.

       Follow Solutia signs to Westport Playhouse.

                              [MAP OF WESTPORT]

                -------------------------------------------------

                               [SOLUTIA LOGO]

                         Annual Meeting of Stockholders
                              Westport Playhouse
                              600 West Port Plaza
                           St. Louis, Missouri 63146
                                April 22, 1998
                                   1:45 P.M.
                               ADMISSION TICKET

                -------------------------------------------------

      SOLUTIA LOGO


                                     SOLUTIA INC.
P                                    COMMON STOCK
              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
R                                 1998 ANNUAL MEETING
           WESTPORT PLAYHOUSE, 600 WEST PORT PLAZA, ST. LOUIS, MISSOURI 63146
O                             APRIL 22, 1998 AT 1:45 P.M.

X The undersigned hereby appoints Robert G. Potter, John C. Hunter III, and Karl R. Barnickol, and each of them, with full power of substitution,
Y proxies to vote all shares of Common Stock of Solutia Inc. that the undersigned is entitled to vote at the 1998 Annual Meeting of Stockholders, and any adjournments thereof, as specified upon the matters indicated on the reverse side and in their discretion upon such other matters as may properly come before the meeting. If the undersigned is a participant in the Solutia Inc. Savings and Investment Plan or the Monsanto Savings and Investment Plan, and this proxy card is received on or prior to April 17, 1998, then this card also provides voting instructions to the trustee of such plan to vote at the 1998 Annual Meeting, and any adjournments thereof, all shares of Common Stock of Solutia held in the undersigned's plan account as specified upon the matters indicated on the reverse side and in its discretion upon such other matters as may properly come before the meeting. If the undersigned is a participant in one of these plans and does not instruct the trustee by April 17, 1998, then the trustee will vote the undersigned's plan account shares in proportion to the votes of the other participants in that plan. In addition, the trustee will vote unallocated shares in the plan in direct proportion to voting by allocated shares for which instructions have been received.

       Election of directors to a term of three years to expire at the Annual Meeting in 2001 (see reverse). Nominees are John C. Hunter III, William D. Ruckelshaus, and John B. Slaughter

   PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED
           ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.A.

                         (Please sign on reverse side)

                             FOLD AND DETACH HERE

/ X /  PLEASE MARK YOUR
       VOTE AS IN THIS
       EXAMPLE


       THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2, 3, 4, AND 5.

  ------------------------------------------------------------------------------
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2, 3, 4, AND 5.
  ------------------------------------------------------------------------------

                                                         FOR   WITHHELD
  1. Election of Directors listed on reverse             / /     / /

     For, except withheld from the following nominee(s):

     ---------------------------------------------------------------------------

  2. Approval of Solutia Inc. 1997 Stock-Based           FOR   AGAINST   ABSTAIN
     Incentive Plan                                      / /     / /       / /


                                                         FOR   AGAINST   ABSTAIN
  3. Approval of Solutia Inc. Annual Incentive Plan      / /     / /       / /

  4. Approval of Solutia Inc. 1998-1999 Long-Term        FOR   AGAINST   ABSTAIN
     Incentive Plan                                      / /     / /       / /

  5. Ratification of Deloitte & Touche LLP as            FOR   AGAINST   ABSTAIN
     principal independent auditors for 1998             / /     / /       / /




                                               Please sign you name or names
                                               exactly as printed hereon. When
                                               shares are held by joint tenants,
                                               both should sign. Trustees and
                                               other fiduciaries should so
                                               indicate when signing.

                                               ---------------------------------

                                               ---------------------------------
                                               SIGNATURE(S)              DATE



 ..............................................................................

                              FOLD AND DETACH HERE


                                 [Solutia Logo]


            IMPORTANT: PLEASE MARK, SIGN, AND DATE YOUR PROXY AND
                       RETURN IT IN THE ENVELOPE PROVIDED

       IF YOU WILL BE ATTENDING THE MEETING, PLEASE BRING THE ADMISSION
            TICKET PRINTED ON THE BACK COVER OF THE PROXY STATEMENT

(THIS PLAN IS BEING SUBMITTED PURSUANT TO INSTRUCTION 3 TO ITEM 10 OF
SCHEDULE 14A. IT IS NOT PRINTED IN THE PROXY STATEMENT CIRCULATED TO
INVESTORS.)


                                  SOLUTIA INC.
                       1997 STOCK-BASED INCENTIVE PLAN

SECTION 1.  PURPOSE; DEFINITIONS

      The purpose of the Plan is to give the Company a competitive advantage in attracting, retaining and motivating officers and employees and to provide the Company and its Subsidiaries and Associated Companies with a stock plan providing incentives directly linked to the profitability of the Company's businesses and increases in shareholder value.

      For purposes of the Plan, the following terms are defined as set forth below:

      a. "Associated Company" means any corporation (or partnership, joint venture, or other enterprise), of which the Company owns or controls, directly or indirectly, 10% or more, but less than 50% of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power).

      b. "Award" means a Stock Appreciation Right, Stock Option, Restricted Stock, unrestricted share of Common Stock, dividend equivalent, interest equivalent or other award granted under this Plan.

      c.  "Board" means the Board of Directors of the Company.

      d. "Change in Control" and "Change in Control Price" have the meanings set forth in Sections 9(b) and (c), respectively.

      e. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

      f. "Commission" means the Securities and Exchange Commission or any successor agency.

      g. "Committee" means the Executive Compensation and Development Committee referred to in Section 2.

      h. "Common Stock" means common stock, par value $0.01 per share, of the Company.

      i.  "Company" means Solutia Inc., a Delaware corporation.

      j. "Compensation Committee" means one or more committees appointed by the Executive Compensation and Development Committee composed of one or more senior managers of the Company or a Subsidiary or Affiliated Company to whom the Executive Compensation and Development Committee may delegate its powers
(or a portion thereof) to administer this Plan pursuant to Section 2.

      k. "Covered Employee" means a participant designated prior to the grant of shares of Restricted Stock by the Committee who is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Code in the year in which Restricted Stock is expected to be taxable to such participant.

      l. "Disability" means permanent and total disability as determined by the Committee for purposes of the Plan.

      m. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

      n. "Fair Market Value" means, as of any given date, the average of the highest and lowest sales prices of the Common Stock reported as the New York Stock Exchange-Composite Transactions for such day, or if the Common Stock was not traded on the New York Stock Exchange on such day, then on the next preceding day on which the Common Stock was traded, all as reported by The Wall Street Journal under the heading New York Stock Exchange-Composite Transactions or by such other source as the Committee may select.

      o. "Incentive Stock Option" means any Stock Option designated as, and qualified as, an "incentive stock option" within the meaning of Section 422 of the Code.

      p. "Non-Employee Director" means a member of the Board who qualifies as a Non-Employee Director as defined in Rule 16b-3(b)(3), as promulgated by the Commission under the Exchange Act, or any successor definition adopted by the Commission.

      q. "NonQualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

      r. "Qualified Performance-Based Award" means an Award of Restricted Stock designated as such by the Committee at the time of grant, based upon a determination that (i) the recipient is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Code in the year in which the Company would expect to be able to claim a tax deduction with respect to such

Restricted Stock and (ii) the Committee wishes such Award to qualify for the
Section 162(m) Exemption.

      s. "Performance Goals" means the performance goals established by the Committee in connection with the grant of Restricted Stock. In the case of Qualified Performance-Based Awards, (i) such goals shall be based on the attainment of specified levels of one or more of the following measures: earnings per share, sales, net profit after tax, gross profit, operating profit, cash generation, economic value added, unit volume, return on equity, change in working capital, return on capital or shareholder return, and (ii) such Performance Goals shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations.

      t. "Plan" means the Solutia Inc. 1997 Stock-Based Incentive Plan, as set forth herein and as hereinafter amended from time to time.

      u.  "Restricted Stock" means an Award granted under Section 7.

      v. "Retirement" means retirement from employment with the Company, a Subsidiary or an Associated Company as determined by the Committee for purposes of an Award under the Plan.

      w.  "Rule 16b-3" means Rule 16b-3, as promulgated by the Commission under
Section 16(b) of the Exchange Act, as amended from time to time.

      x. "Section 162(m) Exemption" means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in
Section 162(m)(4)(C) of the Code.

      y.  "Stock Appreciation Right" means an Award granted under Section 6.

      z.  "Stock Option" means an Award granted under Section 5.

      aa. "Subsidiary" means: (i) for the purpose of an Incentive Stock Option, any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Incentive Stock Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; and (ii) for the purposes of a NonQualified Stock Option, a Stock
Appreciation Right or Restricted Stock

Award, any corporation (or partnership, joint venture, or other enterprise) of which the Company owns or controls, directly or indirectly, 50% or more of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power).

      bb. "Termination of Employment" means the termination of the participant's employment with the Company and any Subsidiary or Associated Company. A participant employed by a Subsidiary or an Associated Company shall also be deemed to incur a Termination of Employment if the Subsidiary or Associated Company ceases to be such a Subsidiary or Associated Company, as the case may be, and the participant does not immediately thereafter become an employee of the Company or another Subsidiary or Associated Company. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Subsidiaries, or, if the Committee so determines, among the group consisting of the Company, its Subsidiaries and Associated Companies, shall not be considered Terminations of Employment.

      In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

SECTION 2.  ADMINISTRATION

      The Plan shall be administered by the Executive Compensation and Development Committee or such other committee of the Board as the Board may from time to time designate (the "Committee"), which shall be composed of not less than two Non-Employee Directors, each of whom shall be an "outside director" for purposes of Section 162(m)(4) of the Code, and shall be appointed by and serve at the pleasure of the Board.

      The Committee shall have plenary authority to grant Awards pursuant to the terms of the Plan or, in the Committee's discretion, in connection with awards under other bonus plans or programs of the Company, to officers and employees of the Company and its Subsidiaries and Associated Companies.

      Among other things, the Committee shall have the authority, subject to the terms of the Plan:

      (a) To select the officers and employees to whom Awards may from time to time be granted;

      (b) To determine whether and to what extent Incentive Stock Options, NonQualified Stock Options, Stock Appreciation Rights and Restricted Stock, or any combination thereof, are to be granted hereunder;

      (c) To determine the number of shares of Common Stock to be covered by each Award granted hereunder;

      (d) To determine the terms and conditions of any Award granted hereunder (including, but not limited to, the option price (subject to Section 5(a)) or base price, as applicable, any vesting condition, restriction or limitation (which may be related to the performance of the participant, the Company or any Subsidiary or Associated Company) and any vesting acceleration or forfeiture waiver regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine;

      (e) To modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including but not limited to Performance
Goals; provided, however, that the Committee may not adjust upwards the amount payable with respect to a Qualified Performance-Based Award or waive or alter the Performance Goals associated therewith;

      (f) To determine under what circumstances an Award may be settled in cash or Common Stock under Sections 5(g) and 6(d)(ii); and

      (g) To determine under what circumstances dividends, dividend equivalents or interest equivalents with respect to an Award shall be paid.

      The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any award certificate relating thereto) and to otherwise supervise the administration of the Plan.

      The Committee may act only by a majority of its members then in office, except that the members thereof may delegate all or a portion of the administration of the Plan to one or more Compensation Committees and authorize further delegation by the Compensation Committees to senior managers of the Company or its Subsidiaries (provided that no such delegation may be made that would cause Awards or other transactions under the Plan to cease to be exempt from Section 16(b) of the Exchange Act or not to qualify for, or cease to qualify for, the Section 162(m) Exemption).

      Any determination made by the Committee or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriate delegate pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

      Any authority granted to the Committee may also be exercised by the full Board, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Exchange Act or cause an award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the
Section 162(m) Exemption. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

SECTION 3.  COMMON STOCK SUBJECT TO PLAN

      The total number of shares of Common Stock reserved and available for grant under the Plan shall not exceed 7,800,000. No participant may be granted Awards covering in excess of 500,000 shares of Common Stock in any calendar year. Shares subject to an Award under the Plan may be authorized and unissued shares or may be treasury shares, or both.

      If any shares of Restricted Stock are forfeited, or if any Stock Option or Stock Appreciation Right terminates without being exercised, or if any Stock Appreciation Right (whether granted alone or in conjunction with a Stock Option) is exercised for cash, shares subject to such Awards shall again be available for distribution in connection with Awards under the Plan.

      In the event of any change in corporate capitalization, such as a stock split or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property (without regard to the payment of any cash dividends by the Company in the ordinary course) of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the

Code) or any partial or complete liquidation of the Company, the Committee or Board may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the maximum number of shares with respect to which any participant may be granted Awards in any calendar year, in the number, kind and option price or base price, as applicable, of shares subject to outstanding Stock Options and Stock Appreciation Rights, in the number and kind of shares subject to other outstanding Awards granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any Award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 4.  ELIGIBILITY

      Officers and employees of the Company, a Subsidiary or an Associated Company who are responsible for or contribute to the growth and profitability of the business of the Company, a Subsidiary or an Associated Company are eligible to be granted Awards under the Plan.

SECTION 5.  STOCK OPTIONS

      Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and NonQualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

      The Committee shall have the authority to grant any optionee Incentive Stock Options, NonQualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights); provided, however, that grants hereunder are subject to the aggregate limit on grants to individual participants set forth in Section 3. Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or, even if so designated, does not qualify as an Incentive Stock Option, it shall constitute a NonQualified Stock Option.

      Stock Options shall be evidenced by option award certificates, the terms and provisions of which may differ. An option award certificate shall indicate on its face whether it is intended to be an award certificate for an Incentive Stock Option or a NonQualified Stock Option. The grant of a Stock Option shall occur on the date the Committee by resolution selects an individual to be a participant in any grant of a Stock Option, determines the number of shares of Common Stock to be subject to such Stock Option to be granted to such individual and specifies the terms and provisions of the Stock Option, or on such later date as is specified by the Committee. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such Section 422.

      Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

      (a) Option Price. The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee and set forth in the option award certificate, and shall not be less than the Fair Market
Value of the Common Stock subject to the Stock Option on the date of grant.
The option price per share shall not be decreased thereafter except pursuant to Section 3 of this Plan.

      (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted.

      (c) Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Stock Option.

      (d) Method of Exercise. Subject to the provisions of this Section 5, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise, or notice in accordance with such other procedures as may be established from time to time, to the Company or its designated agent specifying the number of shares of Common Stock subject to the Stock Option to be purchased.

      Such notice shall be accompanied by payment in full of the purchase price in cash or by certified or cashier's check or such other instrument as the Company may accept. If approved by the Committee, payment, in full or in part, may also be made in the form of unrestricted Common Stock already owned by the optionee of the same class as the Common Stock subject to the Stock Option (based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised); provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Stock Option may be authorized only at the time the Stock Option is granted and provided, further, that, in the case of either an Incentive Stock Option or a NonQualified Stock Option, such already owned shares have been held by the optionee for at least six months at the time of exercise.
In the discretion of the Committee, payment for any shares subject to a Stock Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price, and, if requested, by the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

      In addition, in the discretion of the Committee, payment for any shares subject to a Stock Option may also be made by instructing the Company or its designated agent to withhold a number of such shares having a Fair Market Value on the date of exercise equal to the aggregate exercise price of such Stock Option.

      No shares of Common Stock shall be issued until full payment therefor has been made. An optionee shall have all of the rights of a shareholder of the Company holding the class or series of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the optionee has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in Section 12(a).

      (e) Nontransferability of Stock Options. No Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution, or, in the Committee's discretion, pursuant to a written beneficiary designation. All Stock Options shall be exercisable, subject to the terms of this Plan, only by the optionee or guardian or legal representative or beneficiary of the optionee, it being understood that the terms "holder" and "optionee" include any such guardian, legal representative or beneficiary.

      (f) Termination of Employment. The Stock Option and its related Stock Appreciation Right, if any, may be exercised in full or in part from time to time within ten years from the date of the grant, or such shorter period as may be specified by the Committee in the award certificate, provided that in any event each shall lapse and cease to be exercisable upon, or within such period following, Termination of Employment as shall have been determined by the Committee and as specified in the Stock Option or Stock Appreciation Right award certificate; provided, however, that such period following Termination of Employment shall not exceed twelve months unless employment shall have terminated:

           (i) as a result of Retirement or Disability, in which event such period shall not exceed --

                (A) in the case of a Stock Option, the original term of the Stock Option; and

                (B) in the case of a Stock Appreciation Right, one year after such Retirement or Disability or after resignation as an officer or employee of the Company, whichever shall last occur; or

          (ii) as a result of death, or death shall have occurred following Termination of Employment and while the Stock Option or Stock Appreciation Right was still exercisable, in which event such period shall not exceed the original term of the Stock Option; and

provided, further, that such period following Termination of Employment shall in no event exceed the original exercise period of the Stock Option or related Stock Appreciation Right, if any.

      (g) Cashing Out of Stock Option. On receipt of written notice of exercise, the Committee may elect to cash out all or part of the portion of the shares of Common Stock for which a Stock Option is being exercised by paying the optionee an amount, in cash or Common Stock, equal to the excess of the Fair Market

Value of the Common Stock over the option price times the number of shares of Common Stock for which the Option is being exercised on the effective date of such cash-out.

      (h) Change in Control Cash-Out. Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the "Exercise Period"), unless the Committee shall determine otherwise at the time of grant, an optionee shall have the right, whether or not the Stock Option is fully exercisable and in lieu of the payment of the exercise price for the shares of Common Stock being purchased under the Stock Option and by giving notice to the Company, to elect (within the Exercise Period) to surrender all or part of the Stock Option to the Company and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change in Control Price per share of Common Stock on the date of such election shall exceed the exercise price per share of Common Stock under the Stock Option (the "Spread") multiplied by the number of shares of Common
Stock granted under the Stock Option as to which the right granted under this
Section 5(k) shall have been exercised. Notwithstanding the foregoing, if any right granted pursuant to this Section 5(k) would make a Change in Control transaction ineligible for pooling-of-interests accounting under APB No. 16 that but for the nature of such grant would otherwise be eligible for such accounting treatment, the Committee shall have the ability to substitute for the cash payable pursuant to such right Common Stock with a Fair Market Value equal to the cash that would otherwise be payable hereunder.

SECTION 6.  STOCK APPRECIATION RIGHT

      (a) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a NonQualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. In addition, Stock Appreciation Rights may be granted without relationship to a Stock Option to employees residing in foreign jurisdictions, where the grant of a Stock Option is impossible or impracticable because of securities or tax laws or other governmental regulations.

      (b) Freestanding Stock Appreciation Rights. A Stock Appreciation Right granted without relationship to a Stock Option, pursuant to Section 6(a), shall be exercisable as determined by the Committee, but in no event after ten years from the date of grant. The base price of a Stock Appreciation Right granted without relationship to a Stock Option shall be the Fair Market Value of a share of Common Stock on the date of grant. A Stock Appreciation Right granted without relationship to a Stock Option shall entitle the holder, upon receipt of such right, to a cash payment determined by multiplying (i) the difference between the base price of the Stock Appreciation Right and the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by (ii) the number of shares of Common Stock as to which Stock Appreciation Right shall have been exercised. A freestanding Stock Appreciation Right may be exercised by giving written notice of exercise to the Company or its designated agent specifying the number of shares of Common Stock as to which such Stock Appreciation Right is being exercised.

      (c) Tandem Stock Appreciation Rights. A Stock Appreciation Right granted in conjunction with a Stock Option may be exercised by an optionee in accordance with Section 6(d) by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(d).
Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.

      (d) Terms and Conditions. Stock Appreciation Rights granted in conjunction with a Stock Option shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

           (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 5 and this Section 6.

          (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash, equal to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised.

         (iii) Stock Appreciation Rights shall be transferable only to permitted transferees of the underlying Stock Option in accordance with
      Section 5(e).

          (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares covered by the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

SECTION 7.  BONUS SHARES AND RESTRICTED STOCK

      (a) Administration. Awards of shares of Common Stock or Restricted Stock may be made either alone or in addition to other Awards granted under the Plan. In addition, a participant may receive unrestricted shares of Common Stock or Restricted Stock in lieu of certain cash payments awarded under other plans or programs of the Company. The Committee shall determine the officers and employees to whom and the time or times at which grants of unrestricted shares of Common Stock and Restricted Stock will be awarded, the number of shares to be awarded to any participant (subject to the aggregate limit on grants to individual participants set forth in Section 3 in the case of Qualified Performance-Based Awards), the conditions for vesting, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in Section 7(c).

      (b) Awards and Certificates. Awards of unrestricted shares of Common Stock and Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including, book-entry registration or delivery of one or more stock certificates to the participant, or, in the case of Restricted Stock, a custodian or escrow agent. Any stock certificate issued in respect of unrestricted shares or shares of Restricted Stock shall be registered in the name of such participant. The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody or escrow by the Company or its designated agent until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

      (c) Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:

            (i) The Committee may, prior to or at the time of grant, designate an Award of Restricted Stock as a Qualified Performance-Based Award, in which event it shall condition the grant or vesting, as applicable, of such Restricted Stock upon the attainment of Performance Goals. If the Committee does not designate an Award of Restricted Stock as a Qualified Performance-Based Award, it may also condition the grant or vesting thereof upon the attainment of Performance Goals. Regardless of whether an Award of Restricted Stock is a Qualified Performance-Based Award, the Committee may also condition the grant or vesting thereof upon the continued service of the participant. The conditions for grant or vesting and the other provisions of Restricted Stock Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each recipient. The Committee may at any time, in its sole discretion, accelerate or waive, in whole or in part, any of the foregoing restrictions; provided, however, that in the case of Restricted Stock that is a Qualified Performance-Based Award, the applicable Performance Goals have been satisfied.

           (ii) Subject to the provisions of the Plan and the terms of the Restricted Stock Award, during the period, if any, set by the Committee, commencing with the date of such Award for which such participant's continued service is required (the "Restriction Period"), and until the later of (A) the expiration of the Restriction Period and
      (B) the date the applicable Performance Goals (if any) are satisfied, the participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock; provided that the foregoing shall not prevent a participant from pledging Restricted Stock as security for a loan, the sole purpose of which is to provide funds to pay the option price for Stock Options.

          (iii) Except as provided in this paragraph (iii) and Sections 7(c)(i) and 7(c)(ii) and the terms of the Restricted Stock Award, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class or series of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends. If so determined by the Committee under the applicable terms of the Restricted

      Stock Award and subject to Section 12(e) of the Plan, (A) cash dividends on the class or series of Common Stock that is the subject of the Restricted Stock Award shall be automatically deferred and reinvested in additional Restricted Stock, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends, and (B) dividends payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock with which such dividend was paid, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends.

            (iv) Except to the extent otherwise provided under the applicable terms of the Restricted Stock Award and Sections 7(c)(i), 7(c)(ii), 7(c)(v) and 9(a)(ii), upon a participant's Termination of Employment for any reason during the Restriction Period or before the applicable Performance Goals are satisfied, all shares still subject to restriction shall be forfeited by the participant.

             (v) Except to the extent otherwise provided in Section 9(a)(ii), in the event of a participant's Termination of Employment by reason of Retirement, the Committee shall have the discretion to waive, in whole or in part, any or all remaining restrictions (other than, in the case of Restricted Stock with respect to which a participant is a Covered Employee, satisfaction of the applicable Performance Goals unless the participant's employment is terminated by reason of death or Disability) with respect to any or all of such participant's shares of Restricted Stock.

            (vi) If and when any applicable Performance Goals are satisfied and the Restriction Period expires without a prior forfeiture of the Restricted Stock, unlegended certificates for such shares shall be delivered to the participant upon surrender of the legended certificates, or the restrictions on such shares shall be removed from the book-entry registration.

SECTION 8.  DIVIDEND EQUIVALENTS AND INTEREST EQUIVALENTS

      (a) The Committee may provide that a participant to whom a Stock Option has been awarded, which is exercisable in whole or in part at a future time for shares of Common Stock (such shares, the "Option Shares") shall be entitled to receive an amount per Option Share, equal in value to the cash dividends, if any, paid per share of Common Stock on issued and outstanding shares, as of the dividend record dates occurring during the period between the date of the Award and the time each such Option Share is delivered pursuant to the exercise of such Stock Option. Such amounts (herein called "dividend equivalents") may, in the discretion of the Committee, be:

           (i) paid in cash or shares of Common Stock from time to time prior to or at the time of the delivery of such shares of Common Stock or upon expiration of the Stock Option if it shall not have been fully exercised (except that payment of the dividend equivalents on an Incentive Stock Option may not be made prior to exercise); or

          (ii) converted into contingently credited shares of Common Stock (with respect to which dividend equivalents shall accrue) in such manner, at such value, and deliverable at such time or times, as may be determined by the Committee.

Such shares of Common Stock (whether delivered or contingently credited) shall be charged against the limitations set forth in Section 3.

      (b) The Committee, in its discretion, may authorize payment of interest equivalents on any portion of any Award payable at a future time in cash, and interest equivalents on dividend equivalents which are payable in cash at a future time.

SECTION 9.  CHANGE IN CONTROL PROVISIONS

      (a) Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control:

            (i) Any Stock Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant.

           (ii) The restrictions and deferral limitations applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant.

      (b) Definition of Change in Control. For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

           (i) The acquisition by any individual, entity or group (with the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this Section 9; or

          (ii) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

         (iii) Approval by the shareholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets or stock of another corporation (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or sub-stantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

          (iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

      (c) Change in Control Price. For purposes of the Plan, "Change in Control Price" means the higher of (i) the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national exchange on which such shares are listed or on NASDAQ during the 60-day period prior to and including the date of a Change in Control or (ii) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Common Stock paid in such tender or exchange offer or Corporate Transaction; provided, however, that in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, the

Change in Control Price shall be in all cases the Fair Market Value of the Common Stock on the date such Incentive Stock Option or Stock Appreciation Right is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Board.

SECTION 10.  AMENDMENT AND TERMINATION

      The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would impair the rights of an optionee under any Award theretofore granted without the optionee's or recipient's consent, except such an amendment made to cause the Plan to qualify for any exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Company's shareholders to the extent such approval is required by law or agreement.

      The Committee may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall cause a Qualified Performance-Based Award to cease to qualify for the
Section 162(m) Exemption or impair the rights of any holder without the holder's consent except such an amendment made to cause the Plan or Award to qualify for any exemption provided by Rule 16b-3.

      Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without stockholder approval.

SECTION 11.  UNFUNDED STATUS OF PLAN

      It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 12.  GENERAL PROVISIONS

      (a) The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend, or, in the case of book-entry registration any notation, which the Committee deems appropriate to reflect any restrictions on transfer.

      Notwithstanding any other provision of the Plan or certificates made pursuant thereto, the Company shall not be required to issue or deliver any stock certificate or certificates for shares of Common Stock, or account for such shares by book-entry registration, under the Plan prior to fulfillment of all of the following conditions:

            (1) Listing or approval for listing upon notice of issuance, of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be the principal market for the Common
      Stock;

            (2) Any registration or other qualification of such shares of the Company under any state, federal or foreign law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

            (3) Obtaining any other consent, approval, or permit from any state or federal governmental agency or foreign governmental body which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

      (b) Nothing contained in the Plan shall prevent the Company or any Subsidiary or Associated Company from adopting other or additional compensation arrangements for its employees.

      (c) Adoption of the Plan shall not confer upon any employee any right to continued employment, nor shall it interfere in any way with the right of the Company or a Subsidiary or an Associated Company to terminate the employment of any employee at any time.

      (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for federal income tax purposes with respect to any Award under the

Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Subsidiaries or Associated Companies shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.

      (e) Reinvestment of dividends in additional Restricted Stock at the time of any dividend payment shall only be permissible if sufficient shares of Common Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Awards).

      (f) The Committee, in its sole discretion, may establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid or by whom any rights of the participant, after the participant's death, may be exercised.

      (g) In the case of a grant of an Award to any employee of a Subsidiary or Affiliated Company, the Company may, if the Committee so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the Subsidiary or Affiliated Company, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary or Affiliated Company will transfer the shares of Common Stock to the employee in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan.

      (h) The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

SECTION 13.  EFFECTIVE DATE OF PLAN

      The Plan shall be effective as of September 1, 1997.

                          APPENDIX

1. The legend appearing at the top of the Notice of Annual Meeting of Stockholders in the EDGAR filing appears in the printed document vertically in red along the left side of the Notice. The printed documents containing this legend will be distributed only to participants in Solutia's stock option plans. The legend will not appear on documents delivered to other stockholders.

2. On printed pages 3 through 6, the blank spaces to the left of each director's biography depicted by the word "[PHOTO]," contain a 1-1/8 inch by 1-5/8 inch black-and-white photograph of the respective director.

3. On printed page 4, "Your Board of Directors recommends a vote "FOR" these nominees" is in bold-face type.

4. On printed page 10, the trademarks are designated by the superscript letter "R" in a circle.

5. On printed page 10, the Stock Price Performance Graph is being transmitted in a format which can be processed by EDGAR.

6. On printed pages 1, 2, 10, 11, 17, 18 and 24, the bullets in the printed document are represented by periods in the EDGAR document.

7. On printed page 21, "The Board recommends that you vote "FOR" the approval of the Solutia Inc. 1997 Stock-Based Incentive Plan" is in bold-face type.

8. On printed page 23, "The Board recommends that you vote "FOR" the approval of the Solutia Inc. Annual Incentive Plan and "FOR" the Solutia Inc. 1998-1999 Long-Term Incentive Plan" and "The Board recommends that you vote "FOR" the ratification of the appointment of Deloitte as principal independent auditors for the year 1998" are in bold-face type.

9. On the outside back cover of the printed copy, a map is presented showing the location of the Solutia Inc. 1998 Annual Meeting of Stockholders. This is depicted in the EDGAR copy as "[MAP OF WESTPORT]."

10. On the back of the proxy card, "This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is given, this proxy will be voted "FOR" Items 1, 2, 3, 4, and 5," and "The Board of Directors recommends a vote "FOR" Items 1, 2, 3, 4, and 5" are in bold-face type.